EXHIBIT 4.2





                                Dated [o] 2005



                               NORTHERN ROCK PLC
                   as Seller, Cash Manager and a Beneficiary



                        GRANITE FINANCE FUNDING LIMITED
                         as Funding and a Beneficiary



                                    - and -



                       GRANITE FINANCE TRUSTEES LIMITED
                             as Mortgages Trustee



             ----------------------------------------------------

                                 TENTH AMENDED
                             MORTGAGES TRUST DEED

             ----------------------------------------------------



                          SIDLEY AUSTIN BROWN & WOOD
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                               LONDON, EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937



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                                                   CONTENTS

Clause                                                                                                Page No.

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1.       Definitions and Construction........................................................................1

2.       Creation of Mortgages Trust.........................................................................2

3.       Conditions Precedent................................................................................3

4.       Consideration.......................................................................................4

5.       Increasing and Decreasing the Seller Share of the Trust Property....................................9

6.       Increasing the Funding Share and the Funding 2 Share of the Trust Property.........................10

7.       Initial Funding Share and Initial Seller Share.....................................................13

8.       Adjustment of Funding Share Percentage, Funding 2 Share Percentage and Seller Share Percentage.....14

9.       Minimum Seller Share...............................................................................28

10.      Distribution of Revenue Receipts...................................................................29

11.      Distribution of Principal Receipts.................................................................34

12.      Allocation of Losses...............................................................................39

13.      Overpayments.......................................................................................39

14.      Arrears............................................................................................40

15.      Ledgers............................................................................................40

16.      Fees and Expenses of the Mortgages Trustee.........................................................41

17.      Directions from Beneficiaries......................................................................41

18.      Early Termination of the Mortgages Trust...........................................................43

19.      AUdit of Mortgage Loans Constituting the Trust Property............................................43

20.      Transfers..........................................................................................44

21.      Representations and Covenants......................................................................44

22.      Power to Delegate..................................................................................46

23.      Power of Investment................................................................................46

24.      Other Provisions Regarding the Mortgages Trustee...................................................46


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25.      No Retirement of Mortgages Trustee.................................................................48

26.      Termination........................................................................................48

27.      Further Assurances.................................................................................48

28.      No Partnership or Agency...........................................................................48

29.      Calculations.......................................................................................48

30.      Confidentiality....................................................................................49

31.      Non Petition Covenant; Limited Recourse............................................................49

32.      Amendments and Waiver..............................................................................51

33.      Notices............................................................................................52

34.      Third Party Rights.................................................................................53

35.      Execution in Counterparts; severability............................................................53

36.      Governing Law and Submission to Jurisdiction.......................................................53

SCHEDULE 1 REPRESENTATIONS AND WARRANTIES...................................................................55

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THIS TENTH AMENDED MORTGAGES TRUST DEED DATED [o] 2005 FURTHER AMENDS AND
RESTATES THE MORTGAGES TRUST DEED DATED 26 MARCH 2001 BETWEEN:

(1) NORTHERN ROCK PLC (registered number 03273685), a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, in its capacity as Seller, in its capacity as Cash Manager and in its capacity as a Beneficiary;

(2) GRANITE FINANCE FUNDING LIMITED (registered number 79308), a private limited company incorporated under the laws of Jersey, but acting out of its office established in England (registered overseas company number FC022999 and branch number BR005916) at 69 Park Lane, Croydon, CR9 1TQ, in its capacity as a Beneficiary;

(3) GRANITE FINANCE TRUSTEES LIMITED (registered number 79309), a private limited company incorporated under the laws of Jersey, whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands in its capacity as Mortgages Trustee.

WHEREAS:

(A) The Mortgages Trustee wishes to declare the following trusts in respect of the Trust Property (being on 26 March, 2001, the sum of (GBP)100 which monies have been received by and are presently held by the Mortgages Trustee or to its order).

(B) The Mortgages Trustee (acting as principal and not as agent of any party) has agreed to hold the Trust Property as bare trustee for the Beneficiaries upon, with and subject to the trusts, powers and provisions of this Deed. The Mortgages Trustee will receive amounts arising from the Trust Property and will distribute such amounts for the benefit of the Beneficiaries of the Mortgages Trust. It will delegate certain tasks in relation to the Mortgages Trust to the Administrator and the Cash Manager.

(C) The Seller carries on the business of, inter alia, originating residential mortgage loans to individual Borrowers in England, Wales and Scotland and of managing and administering such mortgage loans. The Seller intends to sell and assign from time to time portfolios of such mortgage loans to the Mortgages Trustee pursuant to the Mortgage Sale Agreement entered into on or about 26 March 2001 (as the same have been and may be amended, varied or supplemented from time to time), which mortgage loans shall be held by the Mortgages Trustee as bare trustee for the Beneficiaries upon, with and subject to the trusts, powers and provisions of this Deed.

NOW THIS DEED WITNESSES:

1.    Definitions and Construction

1.1 The provisions of the Programme Master Definitions Schedule signed for identification purposes by Sidley Austin Brown & Wood and Allen & Overy LLP on [o] 2005 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Deed.


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2.    Creation of Mortgages Trust

2.1   Initial Trust Property

      The Mortgages Trustee hereby declares itself as trustee of the Trust Property, being, upon execution of this Deed, the sum of (GBP)100 (one hundred pounds) (the "Initial Trust Property") which sum shall be held on trust by the Mortgages Trustee absolutely as to both capital and income for the benefit, as tenants in common (holding undivided beneficial interests), of the Seller as to the Initial Seller Share Percentage and Funding as to the Initial Funding Share Percentage. The Initial Trust Property shall be held by the Mortgages Trustee on the Mortgages Trust upon due execution of this Deed by all parties to it.

2.2   Closing Trust Property

      Pursuant to the provisions of the Mortgage Sale Agreement, the Seller intends to sell and assign the Initial Mortgage Portfolio to the Mortgages Trustee on the Initial Closing Date, which Initial Mortgage Portfolio including all related rights and benefits shall form part of the Trust Property (the "Closing Trust Property").

2.3   New Trust Property

      From time to time and pursuant to the Mortgage Sale Agreement, the Seller intends to sell and assign New Mortgage Portfolios to the Mortgages Trustee, which New Mortgage Portfolios including all related rights and benefits shall form part of the Trust Property (the "New Trust Property").

2.4   Other Trust Property

      (A) In accordance with this Deed, from time to time Funding, the Seller and (upon the acquisition by Funding 2 from the Seller of part of the Seller Share in accordance with the Seller Share Assignment Agreement) Funding 2 shall, subject to and in accordance with Clause 4 (Consideration), Clause 5 (Increasing and Decreasing the Seller Share of the Trust Property) and/or Clause 6 (Increasing the Funding Share and the Funding 2 Share of the Trust Property) provide consideration to the Mortgages Trustee in the form of Contributions to be applied by the Mortgages Trustee as set out in this Deed. Any Contribution so provided to the Mortgages Trustee shall, on receipt by the Mortgages Trustee and until it has been applied by the Mortgages Trustee in accordance with the terms of this Deed, form part of the Trust Property. [To consider status of Funding 2 Contributions]

      (B) Any Re-draws made under a Flexible Mortgage Loan which is included in the Trust Property will also form part of the Trust Property.

      (C) [Amounts on deposit (and interest earned on such amounts) from time to time in the Mortgages Trustee Bank Accounts will also form part of the Trust Property.]

      (D) (If the Seller subsequently decides not to repurchase any Mortgage Loan (which is the subject of a Further Advance) within the Trust Property and/or to sell and assign the Further Advance to the Mortgages Trustee in accordance


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            with the Mortgage Sale Agreement) any Further Advance made in respect of a Mortgage Loan in the Trust Property will also form part of the Trust Property.

      (E) Any Permitted Replacement Mortgage Loan and its Related Security (including the rights under any related MIG Policy and other insurance policies arranged by the Seller, but excluding any Early Repayment Charge Receipts paid to the Seller) relating to a Permitted Product Switch effected in relation to a Mortgage Loan which forms part of the Trust Property will also form part of the Trust Property.

      (F) The proceeds of sale of any Mortgage Loan and its Related Security forming part of the Trust Property pursuant to the Mortgage Sale Agreement or other proceeds of sale of any Trust Property will also form part of the Trust Property.

      (G) Any Further Draws under a Personal Secured Loan which is included in the Trust Property will also form part of the Trust Property.

2.5   Payments of Early Repayment Charges

            Subject to and in accordance with the Mortgage Sale Agreement, the Mortgages Trustee will agree to pay to the Seller any Early Repayment Charge Receipts received by the Mortgages Trustee in respect of any Mortgage Loan included in the Initial Mortgage Portfolio or any New Mortgage Portfolio which the Seller sells and assigns to the Mortgages Trustee. Upon any such payment to the Seller, the benefit of such Early Repayment Charges will no longer form part of the Trust Property.

3.    Conditions Precedent

3.1   Trust Property

      Subject to this Clause 3 (Conditions Precedent), the Mortgages Trustee shall hold the Trust Property as to both capital and income on trust absolutely for Funding, Funding 2 and for the Seller as tenants in common upon, with and subject to all the trusts, powers and provisions of this Deed (such that each Beneficiary shall have an undivided beneficial interest in the Trust Property). As used herein, "Trust Property" means the Initial Trust Property, the Closing Trust Property, any New Trust Property (but excludes any Early Repayment Charge Receipts which have been paid to the Seller and any Mortgage Loans which have been purchased or repurchased (as applicable) by the Seller pursuant to the Mortgage Sale Agreement) and all other Trust Property referred to under Clause 2 (Creation of Mortgages Trust) less (a) any actual Losses in relation to Mortgage Loans and any actual redemptions occurring in respect of the Mortgage Loans as described in Clause 8.5 (Adjustments to Trust Property) and (b) distributions of principal made from time to time to the Beneficiaries.

3.2   Closing Trust Property

      The Closing Trust Property shall be held by the Mortgages Trustee on the Mortgages Trust subject to satisfaction of the following conditions precedent:


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      (A)   the due execution and delivery of the Mortgage Sale Agreement by all parties to it;

      (B)   the due execution and delivery of this Deed by all parties to it;

      (C) the satisfaction or waiver in accordance with the terms of the Mortgage Sale Agreement of the conditions to the sale and assignment of the Initial Mortgage Portfolio as set out in Clause 2 (Sale and Purchase of Initial Mortgage Portfolio) and Clause 3 (Initial Closing Date) of the Mortgage Sale Agreement;

      (D) the payment by Funding to the Mortgages Trustee of Funding's Initial Contribution for the Initial Funding Share Percentage in accordance with Clause 4 (Consideration); and

      (E) the payment by the Mortgages Trustee to the Seller of the Initial Purchase Price for the sale and assignment to the Mortgages Trustee of the Initial Mortgage Portfolio.

3.3   New Trust Property

      Any New Trust Property shall be held by the Mortgages Trustee on the Mortgages Trust subject to the satisfaction or waiver, in accordance with the terms of the Mortgage Sale Agreement, of the conditions referred to in Clause 4 (Sale and Purchase of New Mortgage Loan Portfolios) of the Mortgage Sale Agreement for the transfer of New Mortgage Loan Portfolios to the Mortgages Trustee.

3.4   Funding 2 Share

      The requirement for the Mortgages Trustee to hold the Trust Property on trust for Funding 2 shall be subject to and conditional upon the acquisition by Funding 2 from the Seller of part of the Seller Share in accordance with the terms of the Seller Share Assignment Agreement.

4.    Consideration

4.1   Consideration provided by Seller

      The Seller in its capacity as a Beneficiary shall provide consideration to the Mortgages Trustee for the Seller Share in the Trust Property:

      (A) on the Initial Closing Date, by selling and assigning to the Mortgages Trustee the Initial Mortgage Portfolio upon payment by the Mortgages Trustee to the Seller of the Initial Purchase Price for the Initial Mortgage Portfolio in accordance with the terms of the Mortgage Sale Agreement;

      (B) on each date after the Initial Closing Date on which (i) New Mortgage Loans are acquired by the Mortgages Trustee from the Seller in accordance with the Mortgage Sale Agreement and (ii) the consideration provided to the Seller for that sale is or includes the covenant of the Mortgages Trustee to hold the Trust Property on trust for Funding, the Seller and, upon the acquisition by Funding 2 from the Seller of part of the Seller Share in accordance with the terms of the


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            Seller Share Assignment Agreement, Funding 2, in accordance with the terms of this Deed, by the sale on such date by the Seller of such New Mortgage Loans either for the payment by the Mortgages Trustee of the Initial Purchase Price paid on such date or (if no Initial Purchase Price is paid) without payment on such date; and

      (C) on each date on which the Seller increases the Seller Share of the Trust Property in accordance with Clause 5 (Increasing and Decreasing the Seller Share of the Trust Property) below, the Seller will pay the consideration to the Mortgages Trustee specified in that Clause.

4.2   Consideration provided by Funding

      Funding in its capacity as a Beneficiary shall provide consideration to the Mortgages Trustee for the Funding Share of the Trust Property:

      (A) on the Initial Closing Date, by paying to the Mortgages Trustee the Initial Contribution in respect of the Closing Trust Property which shall be equal to (and from which the Mortgages Trustee shall or shall procure that the Cash Manager on its behalf shall pay) the Initial Purchase Price in respect of the Initial Mortgage Portfolio payable by the Mortgages Trustee to the Seller pursuant to the Mortgage Sale Agreement on such date;

      (B) on each Distribution Date, by paying to the Mortgages Trustee a Deferred Contribution equal to the amount (if any) of:

            (1) Mortgages Trustee Available Revenue Receipts to which Funding is entitled on such date in accordance with paragraph (D)(i) of Clause 10.2 (Distribution of Mortgages Trustee Available Revenue Receipts); and

            (2) the Funding Proportion of the amount of any Early Repayment Charge Receipts payable by the Mortgage Trustee to the Seller under the Mortgage Sale Agreement.

            The amounts listed under sub-clauses (B)(1) and (B)(2) are, together, referred to as the "Funding Relevant Distribution". The Funding Relevant Distribution and the Funding 2 Relevant Distribution (as defined in Clause 4.3(A) below) are calculated as at such Distribution Date, shall be equal to (and from which the Mortgages Trustee shall or shall procure that the Cash Manager on its behalf shall pay) such amount of Deferred Purchase Price as is payable by the Mortgages Trustee to the Seller pursuant to the Mortgage Sale Agreement on such date. The parties to this Deed agree that on any Distribution Date, the Funding Relevant Distribution and the Deferred Contribution payable by Funding (as calculated pursuant to this sub-clause (B)) to the Mortgages Trustee shall be set off against each other such that, as between the Mortgages Trustee and Funding, no amount shall be payable in respect of such Funding Relevant Distribution or such Deferred Contribution on such date and the Cash Manager on behalf of the Mortgages Trustee shall pay to the Seller (in satisfaction (in part) of the Mortgages Trustee's obligation to pay Deferred Purchase Price to the Seller under the Mortgage Sale


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            Agreement) those funds which, were it not for such set off, would have been payable to Funding as the Funding Relevant Distribution;

      (C) on each date after the Initial Closing Date on which (i) an amount of the Initial Purchase Price is payable in respect of New Mortgage Loans which are sold and assigned by the Seller to the Mortgages Trustee on such date and (ii) Funding receives the net proceeds of a Funding Intercompany Loan from a Funding Issuer, by paying to the Mortgages Trustee an Initial Contribution in respect of the Funding Share of the Trust Property which shall be equal to (and from which the Mortgages Trustee shall or shall procure that the Cash Manager on its behalf shall pay) the Initial Purchase Price in respect of such New Mortgage Loans payable by the Mortgages Trustee to the Seller pursuant to the Mortgage Sale Agreement on such date unless, in either case, Funding has given notice to each relevant Funding Issuer of its intention to use the proceeds of a Funding Intercompany Loan to repay one or more of the Funding Intercompany Loans from such Funding Issuers, and subject to Clause 6 (Increasing the Funding Share and the Funding 2 Share of the Trust Property) below;

      (D) on each other date after the Initial Closing Date on which Funding receives the net proceeds of a Funding Intercompany Loan from a Funding Issuer, by paying to the Mortgages Trustee a Further Contribution in respect of the Funding Share of the Trust Property which shall be equal to (and from which the Mortgages Trustee shall or shall procure that the Cash Manager on its behalf shall pay) the Special Distribution payable to the Seller in accordance with Clause 4.4 (Application by Mortgages Trustee) unless Funding has given notice to each relevant Funding Issuer of its intention to use the proceeds of a Funding Intercompany Loan to repay one or more of the Funding Intercompany Loans from such Funding Issuers subject to Clause 6 (Increasing the Funding Share and the Funding 2 Share of the Trust Property) below; and

      (E) following the Final Repayment Date of the latest maturing Funding Intercompany Loan made by any Funding Issuer to Funding and provided that there are no further claims outstanding under any Funding Intercompany Loan or on such earlier date provided that all Funding Intercompany Loans have either been repaid in full or there are no further claims outstanding under any Funding Intercompany Loan, Funding will make a final payment of Deferred Contribution to the Mortgages Trustee (the "Funding Final Deferred Contribution") in an amount equal to the aggregate amount standing to the credit of the Funding Bank Accounts (including any account established for the purposes of the Issuer Reserve Fund and/or the Issuer Liquidity Reserve Fund of any Funding Issuer) after making any payments ranking in priority thereto, subject to and in accordance with the relevant Funding Priority of Payments. The Funding Final Deferred Contribution shall be in an amount equal to (and from the Funding Final Deferred Contribution the Mortgages Trustee shall or shall procure that the Cash Manager shall on its behalf pay) an amount of Deferred Purchase Price payable by the Mortgages Trustee to the Seller pursuant to and in accordance with the Mortgage Sale Agreement.


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4.3   Consideration provided by Funding 2

      Funding 2 in its capacity as a Beneficiary shall provide consideration to the Mortgages Trustee for the Funding 2 Share of the Trust Property:

      (A) on each Distribution Date, by paying to the Mortgages Trustee a Deferred Contribution equal to the amount (if any) of:

            (1) Mortgages Trustee Available Revenue Receipts to which Funding 2 is entitled on such date in accordance with paragraph (D)(ii) of Clause 10.2 (Distribution of Mortgages Trustee Available Revenue Receipts); and

            (2) the Funding 2 Proportion of the amount of any Early Repayment Charge Receipts payable by the Mortgage Trustee to the Seller under the Mortgage Sale Agreement.

            The amounts listed under sub-clauses (A)(1) and (A)(2) are, together, referred to as the "Funding 2 Relevant Distribution". Together with the Funding Relevant Distribution, the Funding 2 Relevant Distribution shall be applied in accordance with Clause 4.2(B). The parties to this Deed agree that on any Distribution Date, the Funding 2 Relevant Distribution and the Deferred Contribution payable by Funding 2 (as calculated pursuant to this sub-clause (A)) to the Mortgages Trustee shall be set off against each other such that, as between the Mortgages Trustee and Funding 2, no amount shall be payable in respect of such Funding 2 Relevant Distribution or such Deferred Contribution on such date and the Cash Manager on behalf of the Mortgages Trustee shall pay to the Seller (in satisfaction (in part) of the Mortgages Trustee's obligation to pay Deferred Purchase Price to the Seller under the Mortgage Sale Agreement) those funds which, were it not for such set-off, would have been payable to Funding 2 as the Funding 2 Relevant Distribution;

      (B) on each date after the Funding Programme Date on which (i) an amount of Initial Purchase Price is payable in respect of New Mortgage Loans which are sold and assigned by the Seller to the Mortgages Trustee on such date and (ii) Funding 2 receives the net proceeds of a Loan Tranche under the Global Intercompany Loan, by paying to the Mortgages Trustee an Initial Contribution in respect of the Funding 2 Share of the Trust Property which shall be equal to (and from which the Mortgages Trustee shall or shall procure that the Cash Manager on its behalf shall pay) the Initial Purchase Price in respect of such New Mortgage Loans payable by the Mortgages Trustee to the Seller pursuant to the Mortgage Sale Agreement on such date unless Funding 2 has given notice to the Funding 2 Issuer of its intention to use the proceeds of a Loan Tranche under the Global Intercompany Loan to repay (in part or in full) one or more of the Loan Tranches under the Global Intercompany Loan from the Funding 2 Issuer and subject to Clause 6 (Increasing the Funding Share and the Funding 2 Share of the Trust Property) below;

      (C) on each other date after the Funding Programme Date on which Funding 2 receives the net proceeds of a Loan Tranche from the Funding 2 Issuer, by paying to the Mortgages Trustee a Further Contribution in respect of the


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            Funding 2 Share of the Trust Property which shall be equal to (and from which the Mortgages Trustee shall or shall procure that the Cash Manager on its behalf shall pay):

            (1) the Special Distribution payable to the Seller in accordance with Clause 4.4 (Application by Mortgages Trustee); and/or

            (2) the Special Distribution payable to Funding in accordance with Clause 4.4 (Application by Mortgages Trustee),

            unless Funding 2 has given notice to the Funding 2 Issuer of its intention to use the proceeds of a Loan Tranche to repay (in part or in full) one or more of the Loan Tranches each relating to a series and class of notes of the Funding 2 Issuer being refinanced and subject to Clause 6 (Increasing the Funding Share and the Funding 2 Share of the Trust Property) below.

      (D) following the Final Repayment Date of the latest Maturing Funding 2 Intercompany Loan made by any Funding 2 Issuer to Funding 2 and provided that there are no further claims outstanding under any Funding 2 Intercompany Loan or on such earlier date provided that all Funding 2 Intercompany Loans have either been repaid in full or there are no further claims outstanding under any Funding 2 Intercompany Loan, Funding 2 will make a final payment of Deferred Contribution to the Mortgages Trustee (the "Funding 2 Final Deferred Contribution") in an amount equal to the aggregate amount standing to the credit of the Funding 2 Bank Accounts after making any payments ranking in priority thereto, subject to and in accordance with the relevant Funding 2 Priority of Payments. The Funding 2 Final Deferred Contribution shall be in an amount equal to (and from the Funding 2 Final Deferred Contribution the Mortgages Trustee shall or shall procure that the Cash Manager shall on its behalf pay) an amount of Deferred Purchase Price payable by the Mortgages Trustee to the Seller pursuant to and in accordance with the Mortgage Sale Agreement.

      Funding 2 shall pay or shall procure the payment of the amount of any Initial Contribution or Further Contribution to be made by it to the Mortgages Trustee into the Mortgages Trustee Transaction Account.

4.4   Application by Mortgages Trustee

      (A) If the Mortgages Trustee receives any Initial Contribution, Deferred Contribution or the Final Deferred Contribution from a Funding Beneficiary, the parties hereto direct the Mortgages Trustee to, and the Mortgages Trustee covenants that it shall, or shall procure that the Cash Manager on its behalf shall, pay such funds to the Seller in satisfaction of the Mortgages Trustee's obligation to make payment of the Initial Purchase Price or, as the case may be, Deferred Purchase Price in respect of the Initial Mortgage Portfolio or any New Mortgage Loans which are sold and assigned to the Mortgages Trustee by the Seller pursuant to the Mortgage Sale Agreement.

      (B) If the Mortgages Trustee receives a Further Contribution from any Beneficiary, the parties hereto direct the Mortgages Trustee to, and the


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            Mortgages Trustee covenants that it shall, or shall procure that the Cash Manager on its behalf shall:

            (1)   where such Further Contribution is made by Funding 2:

                  (a) if Funding 2 so elects, in its sole discretion, pay all or part of such Further Contribution as a Special Distribution to Funding in accordance with the terms of this Deed provided that the amounts of such Special Distribution shall not exceed the aggregate outstanding principal balance of all Funding Intercompany Loans, and

                  (b) if Funding 2 so elects, pay all or part of such Further Contribution as a Special Distribution to the Seller in accordance with the terms of this Deed;

            (2) where such Further Contribution is made by Funding, pay such funds as a Special Distribution to the Seller in accordance with the terms of this Deed; and

            (3) where such Further Contribution is made by the Seller, pay such funds in accordance with the terms of this Deed.

5.    Increasing and Decreasing the Seller Share of the Trust Property

5.1   Re-draws under Flexible Mortgage Loans

      (A) If, in respect of any Flexible Mortgage Loan which is in the Trust Property, the relevant Borrower requests a Cash Re-draw and the Administrator (on behalf of the Seller) grants such request pursuant to and in accordance with the terms of the Administration Agreement, the Seller as Beneficiary shall fund that Cash Re-draw in the Mortgages Trust by making payment to the Borrower, in accordance with the terms and conditions of the relevant Mortgage Loan, of the Cash Re-draw Amount. Upon payment by the Seller to the relevant Borrower of the Cash Re-draw Amount, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property and the amount of the Seller Share of the Trust Property shall be increased by an amount equal to the Cash Re-draw Amount.

      (B) If, in respect of any Flexible Mortgage Loan which is in the Trust Property, the relevant Borrower requests a Non-Cash Re-draw and the Administrator grants such request or the Administrator otherwise permits the relevant Borrower to take a Non-Cash Re-draw pursuant to and in accordance with the terms of the Administration Agreement, the Seller as Beneficiary shall fund such Non-Cash Re-draw in the Mortgages Trust by making payment to the Mortgages Trustee of a Further Contribution in an amount equal to the Unpaid Interest Amount in respect of such Non-Cash Re-draw. Upon payment by the Seller to the Mortgages Trustee of such Further Contribution, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property and the Seller Share of the Trust Property shall be increased by an amount equal to the


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            amount of the Further Contribution so made to the Mortgages
            Trustee. The parties agree that any such Further Contribution received by the Mortgages Trustee from the Seller will be treated as Revenue Receipts and will be distributed to the Beneficiaries on the immediately succeeding Distribution Date in accordance with Clause 10 (Distribution of Revenue Receipts) below.

5.2   Further Advances

      If at a future date the Seller elects not to purchase any Mortgage Loan which becomes the subject of a Further Advance from the Mortgages Trustee, the Seller will be solely responsible for funding any such Further Advance and, subject to the provisions of this Deed, upon the making of such Further Advance by the Seller, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property and the Seller Share of the Trust Property shall be increased by an amount equal to the amount of the Further Advance paid to the relevant Borrower.

5.3   Together Connections Mortgage Loans and Connections Mortgage Loans

      If, in respect of any Together Connections Mortgage Loan or any Connections Mortgage Loan which is in the Trust Property, there has been a reduction in the outstanding balance of such Mortgage Loan from the relevant Borrower being allocated a portion of the Together Connections Mortgage Benefit or Connections Benefit (as the case may be) under such Mortgage Loan, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property and the amount of the Seller Share of the Trust Property shall be decreased by an amount equal to the portion of the Together Connections Benefit or Connections Benefit (as the case may be) allocated to such Mortgage Loan.

5.4   Further Draws under Personal Secured Loans

      If, in respect of any Personal Secured Loan in the Trust Property which permits Further Draws, the relevant Borrower requests a Further Draw and the Administrator grants such request, the Seller will as Beneficiary fund such Further Draw in the Mortgages Trust by making payment to the Borrower of the Further Draw in accordance with the terms and conditions of the relevant Personal Secured Loan. Upon payment by the Seller to the relevant Borrower of such Further Draw, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property and the amount of the Seller Share of the Trust Property shall be increased by an amount equal to the amount of the Further Draw paid to the relevant Borrower.

6.    Increasing the Funding Share and the Funding 2 Share of the Trust Property

6.1   Conditions precedent to the increase of the Funding Share

      Subject as provided below, Funding may increase the Funding Share (as defined in Clause 7.1 (Initial Funding Share) below) of the Trust Property, subject to satisfaction of the following conditions precedent:

      (A) no Funding Event of Default under the Transaction Documents shall have occurred which is continuing at the relevant date;

      (B) no Intercompany Loan Enforcement Notice has been served in respect of any Funding Intercompany Loan;

      (C) the Rating Agencies have confirmed in writing to the Mortgages Trustee, the Security Trustee, the Funding 2 Security Trustee and each Issuer that the proposed increase in the Funding Share of the Trust Property would not cause the then-current ratings by the Rating Agencies (or any of them) of the existing Notes of any Issuer to be reduced, withdrawn or qualified;

      (D) the New Notes have been issued by a Funding Issuer, the subscription proceeds received on behalf of such Funding Issuer and advanced by such Funding Issuer to Funding pursuant to a Funding Intercompany Loan Agreement (which proceeds Funding will pay to the Mortgages Trustee to increase the Funding Share of the Trust Property on the relevant date in accordance with Clause 6.3 (Completion));

      (E) if necessary, each Funding Issuer, including any New Funding Issuer (if any) has entered into appropriate hedging arrangements;

      (F) as of the last day of the immediately preceding Trust Calculation Period the aggregate Current Balance of Mortgage Loans in the Trust Property which were at such time in arrears for at least 3 months is less than 4 per cent. of the aggregate Current Balance of all Mortgage Loans in the Trust Property at such time unless the Rating Agencies have confirmed that the then-current ratings of the Notes of each Funding Issuer will not be adversely affected;

      (G) as of the last day of the immediately preceding Trust Calculation Period the weighted average LTV ratio of Mortgage Loans in the Trust Property (after application of the LTV Test) on such date does not exceed the LTV ratio (based on the LTV Test) of Mortgage Loans in the Trust Property on the Initial Closing Date plus 0.25 per cent.;

      (H) in respect of each Funding Issuer, each Issuer Reserve Fund is fully funded on the relevant date up to the relevant Issuer Reserve Required Amount; and

      (I) as at the most recent Payment Date no deficiency was recorded on the Issuer Principal Deficiency Ledger of any Funding Issuer,

      provided always that Funding shall not be entitled to increase the Funding Share after the Payment Date falling in January 2008 if the option to redeem the First Issuer Notes on the Payment Date in January 2008 pursuant Condition 5 of the First Issuer Notes is not exercised.

6.2   Conditions precedent to the increase of the Funding 2 Share

      Subject as provided below, Funding 2 may increase the Funding 2 Share of the Trust Property, subject to satisfaction of the following conditions precedent:

      (A) no Funding 2 Event of Default under the Transaction Documents shall have occurred which is continuing at the relevant date;

      (B) no Intercompany Loan Enforcement Notice has been served in respect of any Funding 2 Intercompany Loan;

      (C) the Rating Agencies have confirmed in writing to the Mortgages Trustee, the Security Trustee, the Funding 2 Security Trustee and each Funding 2 Issuer that the proposed increase in the Funding 2 Share of the Trust Property would not cause the then-current ratings by the Rating Agencies (or any of them) of the existing Notes of any Issuer to be reduced, withdrawn or qualified;

      (D) the New Notes have been issued by the Funding 2 Issuer, the subscription proceeds received on behalf of the Funding 2 Issuer and advanced by the Funding 2 Issuer to Funding 2 pursuant to a Funding 2 Intercompany Loan Agreement (which proceeds Funding 2 will pay to the Mortgages Trustee to increase the Funding 2 Share of the Trust Property on the relevant date in accordance with Clause 6.3 (Completion));

      (E) if necessary, Funding 2 and/or the Funding 2 Issuer have entered into appropriate hedging arrangements;

      (F) as of the last day of the immediately preceding Trust Calculation Period the aggregate Current Balance of Mortgage Loans in the Trust Property which were at such time in arrears for at least 3 months is less than 4 per cent. of the aggregate Current Balance of all Mortgage Loans in the Trust Property at such time unless the Rating Agencies have confirmed that the then-current ratings of the existing Notes of the Funding 2 Issuer will not be adversely affected;

      (G) as of the last day of the immediately preceding Trust Calculation Period the weighted average LTV ratio of Mortgage Loans in the Trust Property (after application of the LTV Test) on such date does not exceed the LTV ratio (based on the LTV Test) of Mortgage Loans in the Trust Property on the Initial Closing Date plus 0.25 per cent.; and

      (H) as at the most recent Payment Date no deficiency was recorded on the Funding 2 Principal Deficiency Ledger,

      provided always that Funding 2 shall not be entitled to increase the Funding 2 Share of the Trust Property after the date falling 12 months after the occurrence of a Step-Up Date in respect of any Series and Class of Notes of a Funding 2 Issuer, if the option to redeem such Notes by such date pursuant to the terms and conditions of such Notes is not exercised.

6.3   Completion

      Subject to satisfaction of the conditions precedent set out in Clause
      6.1 (Conditions precedent to the Increase of the Funding Share) or Clause 6.2 (Conditions precedent to the Increase of the Funding 2 Share) above, Funding or Funding 2, as applicable, shall pay to the Mortgages Trustee the consideration for such increase in the Funding Share or the Funding 2 Share, as applicable, in accordance with Clause 4 (Consideration).

6.4   Distribution

      The parties hereto agree that any Principal Receipts received by the Mortgages Trustee from a Funding Beneficiary in payment of an Initial Contribution or a Further Contribution in accordance with Clause 4 (Consideration) on any date on which such Funding Beneficiary increases its respective Share of the Trust Property shall be allocable and payable by the Mortgages Trustee to:

      (A) the Seller (in its capacity as a Beneficiary of the Mortgages Trust) as Initial Purchase Price or as a Special Distribution; and/or

      (B) Funding (in its capacity as a Beneficiary of the Mortgages Trust) as a Special Distribution (in respect of Further Contributions made by Funding 2),

      in each case, on such date whether or not such date is a Distribution Date. Any such Initial Purchase Price or Special Distribution shall reduce the Seller Share or the Funding Share of the Trust Property (as applicable) by the amount of such Initial Purchase Price or Special Distribution.

7.    Initial Funding Share and Initial Seller Share

7.1   Initial Funding Share

      The "Initial Funding Share" of the Trust Property shall be (GBP)86.61 at 26 March, 2001 and (GBP)1,500,000,000 at the Initial Closing Date and the "Initial Funding Share Percentage" shall be the Initial Funding Share expressed as a percentage of the Trust Property at such date, that is to say, 86.61 per cent. References herein to the "Funding Share" shall mean, prior to the first Distribution Date, the Initial Funding Share and thereafter shall mean the Current Funding Share (as defined below).

7.2   Initial Seller Share

      The "Initial Seller Share" of the Trust Property shall be the sum which remains of the Trust Property after deduction of the Initial Funding Share. The Initial Seller Share of the Trust Property will be (GBP)13.39 at 26 March, 2001 and (GBP)232,000,000 at the Initial Closing Date and the "Initial Seller Share Percentage" shall be equal to 100 per cent. minus the Initial Funding Share Percentage, that is to say, 13.39 per cent. The amount of the Initial Seller Share and the Initial Seller Share Percentage on the Initial Closing Date will be determined immediately after the Initial Closing Date. References herein to the "Seller Share" shall mean, prior to the first Distribution Date, the Initial Seller Share and thereafter shall mean the Current Seller Share (as defined below).

7.3   Initial Funding 2 Share

      The "Initial Funding 2 Share" of the Trust Property shall, following the sale and assignment by the Seller of part of the Seller Share of the Trust Property to Funding 2 in accordance with the Seller Share Assignment Agreement, be (GBP)100. References herein to the "Funding 2 Share" shall, from (and including) the Funding 2 Programme Date to (but excluding) the first Closing Date in relation to the issue of Notes by a Funding 2 Issuer, mean the Initial Funding 2 Share and thereafter shall mean the Current Funding 2 Share.

7.4   Rounding of percentage shares

      Except for the Initial Closing Date on which the Funding Share Percentage and the Seller Share Percentage shall be calculated to two decimal places, and unless otherwise agreed by the Beneficiaries, the Current Funding Share Percentage, the Current Funding 2 Share Percentage and the Current Seller Share Percentage shall be calculated to five decimal places.

8. Adjustment of Funding Share Percentage, Funding 2 Share Percentage and Seller Share Percentage

8.1   Effective Periods

      (A) Subject to Clause 8.1(B) below, the Cash Manager will (on behalf of the Mortgages Trustee and the Beneficiaries) recalculate the Funding Share, the Funding Share Percentage, the Funding 2 Share, the Funding 2 Share Percentage, the Seller Share and the Seller Share Percentage in respect of each Trust Calculation Period on the Distribution Date occurring in such Trust Calculation Period, based on the aggregate Current Balance of the Mortgage Loans constituting the Trust Property (as adjusted from time to time) on the last day of the Trust Calculation Period immediately preceding such Distribution Date.

      (B) Notwithstanding Clause 8.1(A) above, if during any Trust Calculation Period the Seller sells and assigns New Mortgage Loans to the Mortgages Trustee or if a Funding Beneficiary makes a Contribution (excluding any Deferred Contribution) to the Mortgages Trustee to increase its respective share of the Trust Property, the recalculation of the Funding Share, the Funding Share Percentage, the Funding 2 Share, the Funding 2 Share Percentage, the Seller Share and the Seller Share Percentage made by the Cash Manager on the Distribution Date occurring in such Trust Calculation Period will be effective only in respect of the period beginning on (and including) the first day of such Trust Calculation Period and ending on (but excluding) the first Assignment Date or Contribution Date, as applicable, to occur during such Trust Calculation Period (such period in respect of such Distribution Date, an "Interim Calculation Period"), based on the aggregate Current Balance of the Mortgage Loans constituting the Trust Property (as adjusted from time to time) on the last day of the Trust Calculation Period immediately preceding such Distribution Date.

      (C) In addition to the foregoing, if during any Trust Calculation Period the Seller sells and assigns New Mortgage Loans to the Mortgages Trustee or if a Funding Beneficiary makes a Contribution (excluding any Deferred Contribution) to the Mortgages Trustee to increase its respective share of the Trust Property, the Cash Manager will (on behalf of the Mortgages Trustee and the Beneficiaries) recalculate the Funding Share, the Funding Share Percentage, the Funding 2 Share, the Funding 2 Share Percentage, the Seller Share and the Seller Share Percentage on such Assignment Date or Contribution Date, as applicable, in respect of the period beginning on (and including) such Assignment Date or Contribution Date, as applicable, and ending on the last day of such Trust Calculation Period (and including such last day of such Trust Calculation Period) (each such period in respect of each Assignment Date or Contribution Date, as applicable, an "Interim Calculation Period"), based on the aggregate Current Balance of the Mortgage Loans constituting the Trust Property (as adjusted from time to time) on such Assignment Date or Contribution Date, as applicable.

      The parties acknowledge and agree that the Mortgage Sale Agreement provides that (a) the Seller may not sell and assign New Mortgage Loans to the Mortgages Trustee during any Trust Calculation Period prior to the Distribution Date in such Trust Calculation Period, and (b) the Seller may only make one sale and assignment of New Mortgage Loans to the Mortgages Trustee during any Trust Calculation Period.

8.2   Current Funding Share Percentage and Current Funding 2 Share Percentage

      I.    Current Funding Share Percentage:

            (A) On each Distribution Date (the "Relevant Distribution Date"), the "Current Funding Share Percentage" will be calculated by the Cash Manager in respect of the then-current Trust Calculation Period or related Interim Calculation Period, as applicable, for the purpose of calculating the distributions to be made from the Trust Property on the immediately succeeding Distribution Date, and such Current Funding Share Percentage will be an amount, expressed as a percentage (calculated to an accuracy of five decimal places (rounded upwards)), equal to:

                                      A-B-C+D   x 100
                                      -------
                                         G

                  where,

                  A  =  the Current Funding Share as calculated (a) on the
                        later of the Distribution Date, the Assignment Date or Contribution Date (if any) immediately preceding such Relevant Distribution Date, or (b) in the case of the first Distribution Date, the Initial Funding Share as at the Initial Closing Date;

                  B  =  the amount of any Principal Receipts distributed to
                        Funding on such Relevant Distribution Date in accordance with the provisions described in Clause 11 (Distribution of Principal Receipts) below;

                  C  =  the amount of any Losses sustained on the Mortgage
                        Loans during the Trust Calculation Period immediately preceding such Relevant Distribution Date and the amount of any reductions occurring in respect of the Mortgage Loans as described in paragraphs (A through (E of Clause 8.5 (Adjustments to Trust Property) (inclusive) below which have been allocated to Funding in the Trust Calculation Period ending on the Relevant Distribution Date (based on (a) the Current Funding Share Percentage thereof calculated on the Distribution Date immediately preceding such Relevant Distribution Date (provided that the Seller had not sold and assigned New Mortgage Loans to the Mortgages Trustee or that Funding had not paid a Further Contribution to the Mortgages Trustee in the Trust Calculation Period immediately preceding such Relevant Distribution Date), or (b) to the extent that the Seller had sold and assigned New Mortgage Loans to the Mortgages Trustee or that Funding had paid a Further Contribution to the Mortgages Trustee during the Trust Calculation Period immediately preceding such Relevant Distribution Date, the Weighted Average Funding Share Percentage (as defined below) thereof calculated on such Relevant Distribution Date prior to the distribution to be made on such Relevant Distribution Date, or (c) in the case of the first Distribution Date, the Initial Funding Share Percentage);

                  D  =  an amount equal to any Capitalised Arrears which
                        have been allocated to Funding during the Trust Calculation Period immediately preceding such Relevant Distribution Date (based on the Current Funding Share Percentage thereof calculated on the Distribution Date immediately preceding such Relevant Distribution Date or, in the case of the first Distribution Date, the Initial Funding Share Percentage); and

                  G  =  the amount of the Mortgages Trustee Retained
                        Principal Receipts (if any) plus the aggregate Current Balance of all the Mortgage Loans in the Trust Property as at the last day of the Trust Calculation Period immediately preceding such Relevant Distribution Date or, if applicable, on the relevant Assignment Date or Contribution Date, after making the distributions, allocations and additions referred to in (B), (C) and (D) above and after taking account of the following (being "Trust Property Calculation Adjustments") (i) any distribution of Principal Receipts to the Seller, Funding and Funding 2, (ii) the amount of any Losses or Capitalised Arrears allocated to the Seller, Funding and Funding 2, (iii) the adjustments referred to in paragraphs (A through (E of Clause 8.5 (Adjustments to Trust Property) (inclusive) below; (iv) the amount of any other additions to or removals from the Trust Property during such Trust Calculation Period, including without limitation, any additions to the Trust Property resulting from Cash Re-draws, Non-Cash Redraws and Further Draws by Borrowers under Flexible Mortgage Loans which are in the Trust Property or (if the Seller subsequently elects not to purchase Mortgage Loans which are the subject of Further Advances from the Mortgages Trustee) Further Advances sold and assigned by the Seller; but excluding the addition of Mortgage Loans on an Assignment Date and any Initial Contribution or Further Contribution made by Funding or Funding 2 during such Trust Calculation Period and (v) any reduction in the outstanding principal balances of Together Connections Mortgage Loans and Connections Mortgage Loans resulting from Borrowers being allocated a portion of the related Together Connections Benefit and Connections Benefit, respectively, under such Mortgage Loans.

            (B) If during any Trust Calculation Period the Seller sells and assigns New Mortgage Loans to the Mortgages Trustee, the Cash Manager will recalculate the Current Funding Share Percentage on each such Assignment Date which is not also a Contribution Date (the "Relevant Assignment Date") in respect of the related Interim Calculation Period, for the purposes of calculating the distributions to be made from the Trust Property on the immediately succeeding Distribution Date and determining the amount of Losses to be allocated to Funding, and such Current Funding Share Percentage will be an amount, expressed as a percentage (calculated to an accuracy of five decimal places (rounded upwards)), equal to:

                                     A+E x 100
                                     ---
                                       H

                  where,

                  A  =  the Current Funding Share as calculated on the
                        Distribution Date immediately preceding such Relevant Assignment Date;

                  E  =  an amount equal to any Initial Contribution paid by
                        Funding to the Mortgages Trustee on such Relevant Assignment Date in relation to the Funding Share of any New Mortgage Loans assigned to the Mortgages Trustee on such Relevant Assignment Date (which amount the Mortgages Trustee is required pursuant to Clause
                        4.4 (Application by Mortgages Trustee) to pay to the Seller in satisfaction (in part) of the Mortgages Trustee's obligation to pay to the Seller the Initial Purchase Price in respect of New Mortgage Loans sold and assigned to the Mortgages Trustee on such Relevant Assignment Date); and

                  H  =  the amount of the Mortgages Trustee Retained
                        Principal Receipts (if any), plus the aggregate Current Balance of all the Mortgage Loans in the Trust Property as at the Distribution Date immediately preceding such Relevant Assignment Date (after making the distributions, allocations and additions on that preceding Distribution Date), plus the aggregate Current Balance of the New Mortgage Loans sold and assigned to the Mortgages Trustee on such Relevant Assignment Date and after taking account of Trust Property Calculation Adjustments.

            (C) If during any Trust Calculation Period a Funding Beneficiary pays a Contribution (excluding a Deferred Contribution) to the Mortgages Trustee to increase its share of the Trust Property or receives from the Mortgages Trustee a Special Distribution (where such Special Distribution is not made on a Distribution Date) in accordance with Clause 11 (Distribution of Principal Receipts), the Cash Manager will recalculate the Current Funding Share Percentage on each such Contribution Date (the "Relevant Contribution Date") in respect of the related Interim Calculation Period, for the purposes of calculating the distributions to be made from the Trust Property and determining the amount of Losses to be allocated to Funding on the immediately succeeding Distribution Date, and such Current Funding Share Percentage will be an amount, expressed as a percentage (calculated to an accuracy of five decimal places (rounded upwards)), equal to:

                                      A+E+F-I   x 100
                                      -------
                                         J

                  where,

                  A  =  the Current Funding Share as calculated on the
                        Distribution Date immediately preceding such Relevant Contribution Date;

                  E  =  (1) if that Relevant Contribution Date is also an
                        Assignment Date, the amount of any Initial
                        Contribution paid by Funding to the Mortgages Trustee on that Contribution Date in respect of the Funding Share of any New Trust Property, and (2) in all other cases, zero;

                  F  =  an amount equal to any Further Contribution paid by
                        Funding to the Mortgages Trustee on such Relevant Contribution Date to increase Funding's beneficial interest in the Trust Property;

                  I  =  the amount of the Special Distribution distributed
                        to Funding on such date in accordance with the provisions described in Clause 11 (Distribution of Principal Receipts); and

                  J  =  the amount of the Mortgages Trustee Retained
                        Principal Receipts (if any) plus the aggregate Current Balance of all the Mortgage Loans in the Trust Property as at the Distribution Date immediately preceding such Relevant Contribution Date (after making the distributions, allocations and additions on that preceding Distribution Date) plus the aggregate Current Balance of the New Mortgage Loans sold and assigned to the Mortgages Trustee on that Relevant Assignment Date and after taking account of Trust Property Calculation Adjustments.

            II. Current Funding 2 Share Percentage

            (A) On each Relevant Distribution Date falling after the Funding 2 Programme Date, the "Current Funding 2 Share Percentage" will be calculated by the Cash Manager in respect of the then-current Trust Calculation Period or related Interim Calculation Period, as applicable, for the purpose of calculating the distributions to be made from the Trust Property on the immediately succeeding Distribution Date, and such Current Funding 2 Share Percentage will be an amount, expressed as a percentage (calculated to an accuracy of five decimal places (rounded upwards)), equal to:

                                      A-B-C+D   x 100
                                      -------
                                         G

                  where, "A", "B", "C", "D" and "G" have the meanings specified in Clause 8.2(I)(A), provided however that:

                  (1) references to Funding (including references in any defined term) are to be read as references to Funding 2;

                  (2) references to the first Distribution Date are to be read as the first Distribution Date following the Funding 2 Programme Date; and

                  (3) references to the Initial Closing Date are to be read as the Funding 2 Programme Date;

                  (4) prior to the Funding 2 Programme Date, each of the Current Funding 2 Share and the Current Funding 2 Share Percentage shall be zero.

            (B) On each Relevant Assignment Date, the Cash Manager will recalculate the Current Funding 2 Share Percentage in respect of the related Interim Calculation Period, for the purposes of calculating the distributions to be made from the Trust Property on the immediately succeeding Distribution Date and determining the amount of Losses to be allocated to Funding 2, and such Current Funding 2 Share Percentage will be an amount, expressed as a percentage (calculated to an accuracy of five decimal places (rounded upwards)), equal to:

                                      A+E   x 100
                                      ---
                                       H

                  where, "A", "E" and "H" have the meanings specified in clause 8.2(I)(B), provided, however that references to Funding (including references in any defined term) are to be read as references to Funding 2.

            (C) On each Relevant Contribution Date, the Cash Manager will recalculate the Current Funding 2 Share Percentage in respect of the related Interim Calculation Period, for the purposes of calculating the distributions to be made from the Trust Property and determining the amount of Losses to be allocated to Funding 2 on the immediately succeeding Distribution Date, and such Current Funding 2 Share Percentage will be an amount, expressed as a percentage (calculated to an accuracy of five decimal places (rounded upwards)), equal to:

                                       A+E+F   x 100
                                      -------
                                         J

                  where, "A", "E", "F" and "J" have the meanings specified in clause 8.2(I)(C), provided, however that references to Funding (including references in any defined term) are to be read as references to Funding 2.

            (D) For the purposes of Clauses 8.2(II)(A), 8.2(II)(B) and 8.2(II)(C) above, in respect of the earliest to occur, following the Funding 2 Programme Date, of (a) a Distribution Date, (b) a Contribution Date or (c) an Assignment Date, item "A" shall be the Initial Funding 2 Share.

8.3 Weighted Average Funding Share Percentage and Weighted Average Funding 2 Share Percentage

      (A)   Weighted Average Funding Share Percentage:

            On any Distribution Date in respect to which:

            (1) the Seller had sold and assigned New Mortgage Loans to the Mortgages Trustee; or

            (2) a Funding Beneficiary had made a Contribution (excluding any Deferred Contribution) to the Mortgages Trustee to increase its share of the Trust Property; or

            (3) Funding had received a Special Distribution from the Mortgages Trustee,

            during the Trust Calculation Period immediately preceding such Distribution Date, the Cash Manager (on behalf of the Beneficiaries) will calculate (for the sole purpose of making the distributions to be made on such Distribution Date) the Weighted Average of the Current Funding Share Percentages that were calculated previously in respect of each Interim Calculation Period occurring in such immediately preceding Trust Calculation Period based on the amount of Revenue Receipts and Principal Receipts received and Losses sustained during each such Interim Calculation Period. The "Weighted Average Funding Share Percentage" for any such Distribution Date will be equal to:

                  (i) in respect of the distribution of Revenue Receipts to be made on such Distribution Date, an amount determined in accordance with the formula set forth below:

                                (AxB) + (CxD)

                        where,

                        A  =  the related Current Funding Share Percentage
                              for Interim Calculation Period 1;

                        B  =  the number of days in Interim Calculation
                              Period 1 divided by the number of days in the Trust Calculation Period;

                        C  =  the related Current Funding Share Percentage
                              for Interim Calculation Period 2; and

                        D  =  the number of days in Interim Calculation
                              Period 2 divided by the number of days in the Trust Calculation Period;

                  (ii) in respect of the distribution of Principal Receipts to be made on such Distribution Date, an amount determined in accordance with the formula set forth below:

                                (AxB) + (CxD)
                        where, "A", "B", "C" and "D" have the meanings specified in Clause 8.3(A)(i) above.

                  (iii) in respect of the allocation of Losses to be made on such Distribution Date, an amount determined in accordance with the formula set forth below:

                                (AxB) + (CxD)

                        where, "A", "B", "C" and "D" have the meanings specified in Clause 8.3(A)(i) above.

            (B)   Weighted Average Funding 2 Share Percentage

                  On any Distribution Date in respect to which:

                  (1) the Seller had sold and assigned New Mortgage Loans to the Mortgages Trustee; or

                  (2) a Funding Beneficiary had made a Contribution (excluding any Deferred Contribution) to the Mortgages Trustee to increase its share of the Trust Property; or

                  (3) Funding had received a Special Distribution from the Mortgages Trustee,

                  during the Trust Calculation Period immediately preceding such Distribution Date, the Cash Manager (on behalf of the Beneficiaries) will calculate (for the sole purpose of making the distributions to be made on such Distribution
                  Date) the Weighted Average of the Current Funding 2 Share Percentages that were calculated previously in respect of each Interim Calculation Period occurring in such immediately preceding Trust Calculation Period based on the amount of Revenue Receipts and Principal Receipts received and Losses sustained during each such Interim Calculation Period. The "Weighted Average Funding 2 Share Percentage" for any such Distribution Date will be equal to:

                  (i) in respect of the distribution of Revenue Receipts to be made on such Distribution Date, an amount determined in accordance with the formula set forth below:

                                (AxB) + (CxD)

                        where, "A", "B", "C" and "D" have the meanings specified in Clause 8.3(A)(i) above; provided however that the references to Current Funding Share Percentage are to be read as references to Current Funding 2 Share Percentage.

                  (ii) in respect of the distribution of Principal Receipts to be made on such Distribution Date, an amount determined in accordance with the formula set forth below:

                                (AxB) + (CxD)

                        where, "A", "B", "C" and "D" have the meanings specified in Clause 8.3(A)(i) above; provided however that the references to Current Funding Share Percentage are to be read as references to Current Funding 2 Share Percentage.

                  (iii) in respect of the allocation of Losses to be made on such Distribution Date, an amount determined in accordance with the formula set forth below:

                                (AxB) + (CxD)

                        where, "A", "B", "C" and "D" have the meanings specified in Clause 8.3(A)(i) above; provided however that the references to Current Funding Share Percentage are to be read as references to Current Funding 2 Share Percentage.

8.4   Current Funding Share and Current Funding 2 Share

      I.    Current Funding Share

      (A) On each Distribution Date, the "Current Funding Share" will be calculated by the Cash Manager in respect of the then-current Trust Calculation Period or the related Interim Calculation Period, as applicable, and will be an amount equal to:

                                A-B-C+D

            where "A", "B", "C" and "D" have the meanings specified in Clause 8.2(I)(A) above.

      (B) On each Assignment Date (which is not also a Contribution Date), the Current Funding Share will be calculated by the Cash Manager in respect of the related Interim Calculation Period and will be an amount equal to:

                                     A + E

            where "A" and "E" have the meanings specified in Clause 8.2(I)(B) above.

      (C) On each Contribution Date, the Current Funding Share will be calculated by the Cash Manager in respect of the related Interim Calculation Period and will be an amount equal to:

                                    A+E+F-I

            where "A", "E" and "F" and "I" have the meanings specified in Clause 8.2(I)(C) above.

      II.   Current Funding 2 Share

      (A) On each Distribution Date, the "Current Funding 2 Share" will be calculated by the Cash Manager in respect of the then-current Trust Calculation Period or the related Interim Calculation Period, as applicable, and will be an amount equal to:

                                 A-B-C+D

            where "A", "B", "C" and "D" have the meanings specified in Clause 8.2(II)(A) above.

      (B) On each Assignment Date (which is not also a Contribution Date), the Current Funding 2 Share will be calculated by the Cash Manager in respect of the related Interim Calculation Period and will be an amount equal to:

                                     A+E

            where "A" and "E" have the meanings specified in Clause
            8.2(II)(B).

      (C) On each Contribution Date, the Current Funding 2 Share will be calculated by the Cash Manager in respect of the related Interim Calculation Period and will be an amount equal to:

                                    A+E+F

            where "A", "E" and "F" have the meanings specified in Clause 8.2(II)(C) above.

8.5   Adjustments to Trust Property

      If any of the following events has occurred during a Trust Calculation Period, then (subject to the Cash Manager receiving notice or otherwise being aware of the occurrence of the event) for the purposes of making the Trust Property Calculation Adjustments, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property shall be reduced or, as the case may be, deemed to be reduced:

      (A) any Borrower exercises a right of set-off in relation to any Mortgage Loan in the Trust Property so that the amount of principal and/or interest owing under such Mortgage Loan is reduced but no corresponding payment is received by the Mortgages Trustee, in which event the aggregate Current Balance of the Mortgage Loans constituting the Trust Property shall be reduced by an amount equal to the amount so set-off by such Borrower; and/or

      (B) a Mortgage Loan or (as applicable) its Related Security (i) is in breach of the Representations and Warranties in the Mortgage Sale Agreement as at the Initial Closing Date or, as the case may be, the relevant Assignment Date or (ii) is the subject of a Product Switch or a Further Advance or in respect of which the Borrower has accepted an offer by the Seller of a Personal Secured Loan and the Seller has elected to purchase the relevant Mortgage Loan or Mortgage Loans and Related Security, and in the case of (i) above the Seller fails to repurchase and in the case of (ii) above the Seller fails to purchase, the relevant Mortgage Loan or Mortgage Loans under the relevant Mortgage Account and their Related Security as required by the terms of the Mortgage Sale Agreement; in which event the aggregate Current Balance of the Mortgage Loans constituting the Trust Property shall be deemed to be reduced for the purposes of making the Trust Property Calculation Adjustments by an amount equal to the Current Balance of the relevant Mortgage Loan or Mortgage Loans under the relevant Mortgage Account (together with Arrears of Interest and Accrued Interest) which the Seller has failed to repurchase or purchase, as applicable; and/or

      (C) both the Security Trustee and the Funding 2 Security Trustee are notified that a Flexible Mortgage Loan or part thereof has been determined by a court judgment on the point or as a result of a determination by a relevant regulatory authority (whether or not in relation to an analogous flexible mortgage loan product of another UK mortgage lender):

            (1)   to be unenforceable; and/or

            (2) not to fall within the first ranking charge by way of legal mortgage or first ranking standard security over the relevant Mortgaged Property,

            and, in either case, such Flexible Mortgage Loan is not otherwise subject to the repurchase obligation under the Mortgage Sale Agreement, in which event, the aggregate Current Balance of the Mortgage Loans constituting the Trust Property shall be deemed to be reduced for the purposes of making the Trust Property Calculation Adjustments by an amount equal to that portion of the Current Balance of the Flexible Mortgage Loan which is so determined to be unenforceable or not to fall within the first ranking charge by way of legal mortgage or first ranking standard security over the relevant Mortgaged Property; and/or

      (D) (i) in respect of breaches of Representations and Warranties in the Mortgage Sale Agreement, the Seller would be required to repurchase a Mortgage Loan and its Related Security and (ii) in respect of a Mortgage Loan subject to a Further Advance or a Product Switch or in respect of which the Borrower has accepted an offer by the Seller of a Personal Secured Loan, the Seller elects to purchase the relevant Mortgage Loan or Mortgage Loans under the relevant Mortgage Account (including any Personal Secured Loans and any Further Draws made thereunder secured over the same Mortgaged Property) and their Related Security in accordance with the terms of the Mortgage Sale Agreement, but such Mortgage Loan and its Related Security are not capable of being repurchased or purchased, as applicable; in which event the aggregate Current Balance of the Mortgage Loans constituting the Trust Property shall be deemed to be reduced for the purposes of making the Trust Property Calculation Adjustments by an amount equal to the Current Balance of the relevant Mortgage Loan (together with Arrears of Interest and Accrued Interest) which is not capable of being repurchased or purchased, as applicable; and/or

      (E) the Seller breaches any other material warranty under the Mortgage Sale Agreement and/or (for so long as it is the Administrator) the Administration

            Agreement, in which event the aggregate Current Balance of Mortgage Loans constituting the Trust Property shall be deemed for the purposes of making the Trust Property Calculation Adjustments to be reduced by an amount equivalent to all losses, costs, liabilities, claims, expenses and damages incurred by the Beneficiaries as a result of such breach.

            The reductions and deemed reductions set out in paragraphs (A),
            (B), (C), (D) and (E) (including any resulting loss in respect thereof) of this Clause and any losses arising in respect of any Personal Secured Loans shall, subject to Clause 9.1 (Initial Minimum Seller Share), be allocated on the relevant Distribution Date, Assignment Date or Contribution Date (as applicable) first to the Seller Share of the Trust Property (or for the purposes of calculating the Seller Share of the Trust Property as the case may
            be) until the Seller Share is zero and thereafter shall be allocated to the Funding Share and the Funding 2 Share of the Trust Property pro rata in accordance with the Funding Proportion and the Funding 2 Proportion. If at, or any time after the Initial Closing Date the Mortgages Trustee holds, or there is held to its order, or it receives, or there is received to its order, any property, interest, right or benefit relating to the whole or that portion of any Mortgage Loan and its Related Security which is or has been subject to any matter described in paragraphs (A) through
            (E) above or any Personal Loan in respect of which losses have arisen and in respect of which the Seller Share of the Trust Property has been reduced or deemed reduced such property, interest, right or benefit will constitute a Revenue Receipt and the Mortgages Trustee will remit, assign or transfer the same to Funding and to Funding 2 pro rata in accordance with the Funding Proportion and the Funding 2 Proportion (but only if and to the extent that the related reductions or deemed reductions were applied against the Funding Share and the Funding 2 Share of the Trust Property) and thereafter to the Seller, as the case may require, and until it does so or to the extent that the Mortgages Trustee is unable to effect such remittance, assignment or transfer, the Mortgages Trustee will hold such property, interest, right or benefit and/or the proceeds thereof upon trust absolutely for Funding and/or Funding 2 and/or the Seller (separate from the Mortgages Trust), as the case may require.

8.6   Current Seller Share Percentage

      (A) On each Relevant Distribution Date, the "Current Seller Share Percentage" will be calculated by the Cash Manager in respect of the then-current Trust Calculation Period or the related Interim Calculation Period, as applicable, and the distributions to be made from the Trust Property on the immediately succeeding Distribution Date, and will be a percentage equal to:

            100% minus the sum of the Current Funding Share Percentage and the Current Funding 2 Share Percentage

            where the Current Funding Share Percentage and the Current Funding 2 Share Percentage are calculated on such Relevant Distribution Date in accordance with Clauses 8.2(I)(A) and 8.2(II)(A) respectively.

      (B) On each Relevant Assignment Date, the Cash Manager will recalculate the Current Seller Share Percentage in respect of the related Interim Calculation

            Period and the distributions to be made from the Trust Property on the immediately succeeding Distribution Date and will be a percentage equal to:

            100% minus the sum of the Current Funding Share Percentage and the Current Funding 2 Share Percentage

            where the Current Funding Share Percentage and the Current Funding 2 Share Percentage are as calculated on such Relevant Assignment Date in accordance with Clauses 8.2(I)(B) and 8.2(II)(B) respectively.

      (C) On each Relevant Contribution Date, the Cash Manager will recalculate the Current Seller Share Percentage in respect of the related Interim Calculation Period and the distributions to be made from the Trust Property on the immediately succeeding Distribution Date and will be a percentage equal to:

            100% minus the sum of the Current Funding Share Percentage and the Current Funding 2 Share Percentage

            where the Current Funding Share Percentage and the Current Funding 2 Share Percentage are as calculated on such Relevant Contribution Date in accordance with Clauses 8.2(I)(C) and 8.2(II)(C) respectively.

8.7   Weighted Average Seller Share Percentage

      On any Distribution Date in respect to which:

      (1)   the Seller has assigned New Mortgage Loans to the Mortgages
            Trustee; or

      (2) a Funding Beneficiary has made a Contribution (excluding a Deferred Contribution) to the Mortgages Trustee to increase its share of the Trust Property; or

      (3)   Funding had received a Special Distribution from the Mortgages
            Trustee,

      during the Trust Calculation Period immediately preceding such Distribution Date, the Cash Manager will calculate (for the sole purpose of making the distributions to be made on such Distribution Date) the Weighted Average of the Seller Share Percentages that were calculated previously in respect of the Revenue Receipts and Principal Receipts received, and Losses sustained, during each Interim Calculation Period occurring in such immediately preceding Trust Calculation Period and will be a percentage equal to:

      (A) in respect of the distribution of Revenue Receipts to be made on such Distribution Date:

            100% minus the sum of the Weighted Average Funding Share Percentage and the Weighted Average Funding 2 Share Percentage

            where such Weighted Average Funding Share Percentage and Weighted Average Funding 2 Share Percentage are as calculated on such Distribution Date in accordance with Clauses 8.3(A)(i) and 8.3(B)(i) respectively;

      (B) in respect of the distribution of Principal Receipts to be made on such Distribution Date:

            100% minus the sum of the Weighted Average Funding Share Percentage and the Weighted Average Funding 2 Share Percentage

            where such Weighted Average Funding Share Percentage and Weighted Average Funding 2 Share Percentage are as calculated on such Distribution Date in accordance with Clauses 8.3(A)(ii) and 8.3(B)(ii) respectively; and

      (C) in respect of the allocation of Losses to be made on such Distribution Date:

            100% minus the sum of the Weighted Average Funding Share Percentage and the Weighted Average Funding 2 Share Percentage

            where such Weighted Average Funding Share Percentage and Weighted Average Funding 2 Share Percentage are as calculated on such Distribution Date in accordance with Clauses 8.3(A)(iii) and 8.3(B)(iii) respectively.

8.8   Current Seller Share

      (A) On each Relevant Distribution Date, the "Current Seller Share" will be calculated by the Cash Manager in respect of the then-current Trust Calculation Period or the related Interim Calculation Period, as applicable, and will be an amount equal to:

            The aggregate amount of the Trust Property (excluding Revenue Receipts) as at the Relevant Distribution Date minus the sum of the Current Funding Share and the Current Funding 2 Share

            where "Current Funding Share" and "Current Funding 2 Share" are as calculated on such Relevant Distribution Date in accordance with Clauses 8.4(I)(A) and 8.4(II)(A) respectively.

      (B) On each Relevant Assignment Date, the Current Seller Share will be calculated by the Cash Manager in respect of the related Interim Calculation Period and will be an amount equal to:

            The aggregate amount of the Trust Property (excluding Revenue Receipts) as at an Assignment Date minus the sum of the Current Funding Share and the Current Funding 2 Share

            where "Current Funding Share" and "Current Funding 2 Share" are as calculated on such Relevant Assignment Date in accordance with Clauses 8.4(I)(B) and 8.4(II)(B) above.

      (C) On each Relevant Contribution Date, the Current Seller Share will be calculated by the Cash Manager in respect of the Interim Calculation Period and will be an amount equal to:

            The aggregate amount of the Trust Property (excluding Revenue Receipts) as at a Contribution Date minus the sum of the Current Funding Share and the Current Funding 2 Share

            where "Current Funding Share" and "Current Funding 2 Share" are as calculated on such Relevant Contribution Date in accordance with Clauses 8.4(I)(C) and 8.4(II)(C) respectively.

8.9   Funding Share/Funding 2 Share/Seller Share

      The Funding Share, the Funding 2 Share and the Seller Share may not be reduced below zero. At all times the sum of the Funding Share Percentage, the Funding 2 Share Percentage and the Seller Share Percentage shall be equal to 100 per cent. of the Trust Property.

9.    Minimum Seller Share

9.1   Initial Minimum Seller Share

      The Seller Share of the Trust Property includes an amount equal to the Minimum Seller Share. Unless and until both the Funding Share and the Funding 2 Share of the Trust Property are in an amount equal to zero or following the occurrence of an Asset Trigger Event, the Seller will not be entitled to receive Mortgages Trustee Principal Receipts which would reduce the Seller Share of the Trust Property to an amount less than the Minimum Seller Share and the Seller consents and directs the Mortgages Trustee accordingly.

9.2   Fluctuation of Minimum Seller Share on each Distribution Date

      At the Initial Closing Date, the Minimum Seller Share will be
      (GBP)50,000,000. The amount of the Minimum Seller Share will be recalculated on each Distribution Date in accordance with the following formula:

                                    W+X+Y+Z

      where:

      W = 100% of the sum of the average cleared credit balance of all applicable accounts linked to Together Connections Mortgage Loans and Connections Mortgage Loans in respect of each calendar month or any part of any such calendar month;

      X = 2.0% of the aggregate Current Balance of all Mortgage Loans comprised in the Trust Property as at the last day of the immediately preceding Trust Calculation Period;

      Y  =  the product of: p x q x r where:

            p  =  8%;

            q  =  the sum of (i) the "Flexible Cash Re-Draw Capacity", being an amount equal to the difference between (1) the maximum amount of

                  Cash Re-draws that Borrowers may draw under Flexible Mortgage Loans included in the Trust Property (whether or not drawn) as at the last day of the immediately preceding Trust Calculation Period and (2) the aggregate Current Balance of Cash Re-draws which form part of the Trust Property as at the last day of the immediately preceding Trust Calculation Period; and (ii) the "Further Draw Capacity", being an amount equal to the difference between
                  (1) the maximum amount of Further Draws that Borrowers may make under Personal Secured Loans included in the Trust Property (whether or not drawn) as at the last day of the immediately preceding Trust Calculation Period and (2) the aggregate Current Balance of Personal Secured Loans which form part of the Trust Property as at the last day of the immediately preceding Trust Calculation Period; and

            r  =  3; and

      Z = the aggregate Current Balance of (i) Re-Draws and (ii) Personal Secured Loans in the Trust Property, in each case as at the last day of the immediately preceding Trust Calculation Period.

9.3 Recalculation of Minimum Seller Share following occurrence of exceptional events

      The calculation of the Minimum Seller Share in accordance with Clause
      9.2 (Fluctuation of Minimum Seller Share on each Distribution Date) above will be recalculated by the Cash Manager with the agreement of the parties hereto subject to the approval of the Rating Agencies if the Seller merges or otherwise combines its business with another bank or other financial institution so as to increase the risks associated with Borrowers holding deposits in Northern Rock accounts.

10.   Distribution of Revenue Receipts

10.1  Distribution of Third Party Amounts

      Pursuant to the Cash Management Agreement, the Cash Manager (at the direction of the Mortgages Trustee acting on behalf of the Beneficiaries at their direction and with their consent which is hereby given) will deduct, as and when identified, Third Party Amounts from the Revenue Receipts standing to the credit of the Mortgages Trustee GIC Account or Mortgages Trustee Transaction Account, and pay over the same to the proper recipients thereof. The Mortgages Trustee and the Beneficiaries hereby consent to such deductions.

10.2  Distribution of Mortgages Trustee Available Revenue Receipts

      Subject as provided in Clause 8.5 (Adjustments to Trust Property), on each Distribution Date the Cash Manager (at the direction of the Mortgages Trustee acting on behalf of the Beneficiaries at their direction and with their consent which is hereby given) will distribute Mortgages Trustee Available Revenue Receipts in the following order of priority:

      (A) first, in no order of priority between them but in proportion to the respective amounts due of:

            (1) any fees, costs, charges, liabilities and expenses then due or to become due to the Mortgages Trustee under the provisions of this Deed together with (if applicable) VAT thereon (to the extent not already included) as provided herein; and

            (2) any amounts due and payable by the Mortgages Trustee to third parties in respect of the Mortgages Trust but only if incurred without breach by the Mortgages Trustee of the documents to which it is a party and payment has not been provided for elsewhere;

      (B) second, in no order of priority between them but in proportion to the respective amounts due of:

            (1) any remuneration then due and payable to the Administrator and any costs, charges, liabilities and expenses then due or to become due to the Administrator under the provisions of the Administration Agreement prior to the immediately succeeding Distribution Date, in each case together with (if applicable) VAT thereon (to the extent not already included) as provided therein; and

            (2) any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due to the Cash Manager under the provisions of the Cash Management Agreement prior to the immediately succeeding Distribution Date, in each case together with (if applicable) VAT thereon (to the extent not already included) as provided therein;

      (C) third, in no order of priority between them but in proportion to the respective amounts due, and subject to the proviso below, to allocate and pay Mortgages Trustee Available Revenue Receipts to:

            (1) the Seller in an amount determined by multiplying the total amount of the remaining Mortgages Trustee Available Revenue Receipts by the Current Seller Share Percentage of the Trust Property, as determined on the immediately preceding Distribution Date or, in the case of the first Distribution Date immediately following the relevant Closing Date, as of such Closing Date; and

            (1) Funding, in an amount equal to the Funding (Mortgages Trust) Revenue Amount; and

            (2) Funding 2, as an amount equal to the Funding 2 (Mortgages Trust) Revenue Amount; and

      (D)   fourth, to allocate:

            (i) to Funding but pay at the direction of Funding to the Seller an amount equal to the Funding Proportion of YY - ZZ; and

            (ii) to Funding 2 but pay at the direction of Funding 2 to the Seller an amount equal to the Funding 2 Proportion of YY - ZZ,

            where "YY" is the amount of the Mortgages Trustee Available Revenue Receipts and "ZZ" is the amount of such Mortgages Trustee Available Revenue Receipts applied and/or allocated under items
            (A) to (C) above, such amount to be in satisfaction of amounts of Deferred Purchase Price due to the Seller under the terms of the Mortgage Sale Agreement;

      PROVIDED THAT if an Assignment Date or a Contribution Date has occurred during the Trust Calculation Period immediately preceding such Distribution Date, then the Cash Manager will use (i) the Weighted Average Seller Share Percentage (instead of the Current Seller Share Percentage) as calculated pursuant to Clause 8.7(A) above in determining the amount of Mortgages Trustee Available Revenue Receipts to distribute to the Seller pursuant to Clause 10.2(C)(1) above, (ii) the Weighted Average Funding Share Percentage (instead of the Current Funding Share Percentage) as calculated pursuant to Clause 8.3(A) above in determining the Funding (Mortgages Trust) Revenue Amounts pursuant to Clause 10.2(C)(2) and Clause 10.3 (Calculation of Funding (Mortgages Trust) Revenue Amount and Funding 2 (Mortgages Trust) Revenue Amount) and (iii) the Weighted Average Funding 2 Share Percentage (instead of the Current Funding 2 Share Percentage) as calculated pursuant to Clause 8.3(B) above in determining the amount of Funding 2 (Mortgages Trust) Revenue Amounts pursuant to Clause 10.2(C)(2) and Clause 10.3 (Calculation of Funding (Mortgages Trust) Revenue Amount and Funding 2 (Mortgages Trust) Revenue Amount).

10.3 Calculation of Funding (Mortgages Trust) Revenue Amount and Funding 2 (Mortgages Trust) Revenue Amount

      The "Funding (Mortgages Trust) Revenue Amount" shall be the aggregate of the amounts ascertained and allocated to Funding under items (a), (b) and (c) below and the "Funding 2 (Mortgages Trust) Revenue Amount" shall be the amounts ascertained and allocated to Funding 2 under items (a),
      (b) and (c) below:

      (a) firstly, in no order of priority between them but in proportion to the respective amount due to:

            (i)   Funding in an amount which is equal to the lesser of:

                  (x) the aggregate of the amounts to be applied on the immediately succeeding Payment Date for Group 1 Issuers and the immediately succeeding Payment Date for Group 2 Issuers as set forth under the Funding Pre-Enforcement Revenue Priority of Payments through and including paragraph (J) thereof or, as they case may be, the Funding Post-Enforcement Priority of Payments (but excluding any principal amount due under any Funding Intercompany Loan (save that, for the avoidance of doubt, such exclusion shall not apply in respect of any Funding Available Revenue Receipts which are applied by a Funding Issuer to credit that Funding Issuer's Principal Deficiency Ledger and thereby reduce the principal payable under that

                        Funding Issuer's Intercompany Loan) and any amount of Deferred Contribution due under paragraph (F) of the Funding Post-Enforcement Priority of Payments), less all other amounts (not derived from the distribution of Mortgages Trustee Available Revenue Receipts under this Deed) which will constitute Funding Available Revenue Receipts on the immediately succeeding Payment Date, such amount not to be less than zero; and

                  (y) an amount determined by multiplying the total amount of the remaining Mortgages Trustee Available Revenue Receipts by the Current Funding Share Percentage of the Trust Property, as determined on the immediately preceding Distribution Date or, in the case of the first Distribution Date, the Initial Funding Share Percentage);

            (ii)  Funding 2 in an amount which is equal to the lesser of:

                  (x) the aggregate of the amounts to be applied on the immediately succeeding Payment Date as set forth under the Funding 2 Pre-Enforcement Revenue Priority of Payments through and including paragraph [(T)] thereof or, as the case may be, the Funding 2 Post-Enforcement Priority of Payments (but excluding any principal amount due under the Global Intercompany Loan Agreement (save that, for the avoidance of doubt, such exclusion shall not apply in respect of any Funding 2 Available Revenue Receipts which are applied by Funding 2 to credit any Principal Deficiency Subledgers and thereby reduce the principal payable under the related Loan Tranches) and any amount of Deferred Contribution under paragraph [(N] of the Funding 2 Post-Enforcement Priority of Payments), less all other amounts (not derived from the distribution of Mortgages Trustee Available Revenue Receipts under this Deed) which will constitute Funding 2 Available Revenue Receipts on the immediately succeeding Payment Date, such amount not to be less than zero; and

                  (y) an amount determined by multiplying the total amount of the remaining Mortgages Trustee Available Revenue Receipts by the Current Funding 2 Share Percentage of the Trust Property, as determined on the immediately preceding Distribution Date;

      (b) secondly, in no order of priority between them to Funding and Funding 2, to the extent not already paid pursuant to item
            (C)(2)(a) above, up to the amounts set forth in item (a)(i)(x) and item (a)(ii)(x) above, respectively; provided, that if remaining Mortgages Trustee Available Revenue Receipts are insufficient on such Distribution Date to satisfy in full the amounts set forth in item (a)(i)(x) and item (a)(ii)(x) above, then to Funding and Funding 2 pro rata, based on the Funding Proportion and the Funding 2 Proportion, and the remaining Mortgages Trustee Available Revenue Receipts will continue to be allocated on such Distribution Date in accordance with this item
            (b) until such Mortgages Trustee Available Revenue Receipts are fully allocated;

      (c) thirdly, in no order of priority between them but in proportion to the respective amounts due to:

            (i) Funding in an amount equal to the aggregate of the amounts to be applied on the immediately succeeding Payment Date for Group 1 Issuers and the immediately succeeding Payment Date for Group 2 Issuers as set forth under the Funding Pre-Enforcement Revenue Priority of Payments following paragraph (J) thereof or, as the case may be, the Funding Post-Enforcement Priority of Payments (but excluding any principal amount due under any Funding Intercompany Loan (save that, for the avoidance of doubt, such exclusion shall not apply in respect of any Funding Available Revenue Receipts which are applied by Funding to credit that Funding Issuer's Principal Deficiency Ledger and thereby reduce the principal payable under that Funding Issuer's Intercompany
                  Loan) and any amount of Deferred Contribution under paragraph (P) of the Funding Pre-Enforcement Revenue Priority of Payments and/or paragraph (F) of the Funding Post-Enforcement Priority of Payments), less all other amounts (not derived from the distribution of Mortgages Trustee Available Revenue Receipts under this Deed) which will constitute Funding Available Revenue Receipts on the immediately succeeding Payment Date, such amount not to be less than zero; and

            (ii) Funding 2 in an amount equal to the aggregate of the amounts to be applied on the immediately succeeding Payment Date as set forth under the Funding 2 Pre-Enforcement Revenue Priority of Payments following paragraph [(T)] thereof or, as the case may be, the Funding 2 Post-Enforcement Priority of Payments (but excluding any principal amount due under the Global Intercompany Loan Agreement (save that, for the avoidance of doubt, such exclusion shall not apply in respect of any Funding 2 Available Revenue Receipts which are applied by Funding 2 to credit any Principal Deficiency Subledgers and thereby reduce the principal payable under the related Loan Tranches) and any amount of Deferred Contribution under paragraph [(X)] of the Funding 2 Pre-Enforcement Revenue Priority of Payments and/or paragraph [(N)] of the Funding 2 Post-Enforcement Priority of Payments), less all other amounts (not derived from the distribution of Mortgages Trustee Available Revenue Receipts under this Deed) which will constitute Funding 2 Available Revenue Receipts on the immediately succeeding Payment Date, such amount not to be less than zero, provided, that if remaining Mortgages Trustee Available Revenue Receipts are insufficient on such Distribution Date to satisfy in full the amounts set forth in item (c)(i) and item (c)(ii) above, then to Funding and Funding 2 pro rata, based on the Funding Proportion and the Funding 2 Proportion, and the remaining Mortgages Trustee Available Revenue Receipts will continue to be allocated on such Distribution Date in accordance with this item
            (c) until such receipts are fully allocated.

11.   Distribution of Principal Receipts

11.1  Distribution of Principal Receipts prior to the occurrence of a Trigger
      Event

      Subject as provided in Clause 8.6 (Adjustments to Trust Property), prior to the occurrence of a Trigger Event (and whether or not there has been an enforcement of the Funding Security, the Funding 2 Security, any [Funding Issuer Security or any Funding 2 Issuer Security]), on each Distribution Date (or, in respect of any Initial Purchase Price or Special Distribution, on any Contribution Date), the Cash Manager (at the direction of the Mortgages Trustee acting on behalf of the Beneficiaries at their direction and with their consent which is hereby given) shall, subject to the provisos below, allocate and distribute Mortgages Trustee Principal Receipts as follows:

      (A) first, to the Seller an amount in respect of any Initial Purchase Price (if any) or Special Distribution which is then allocable and payable to the Seller under Clause 6.4 (Distribution) above;

      (B) second, to Funding the amount of any Special Distribution which is then allocable and payable to Funding in accordance with Clause
            6.4 (Distribution) above;

      (C) third, in no order of priority between them but in proportion to the respective amounts due:

            (1) to Funding an amount in respect of each Funding Issuer which is equal to the lesser of:

                  (a)   (i)   prior to the occurrence of an ACA Trigger
                              Event, the principal amount due on the Funding
                              Intercompany Loan of such Funding Issuer equal to the Controlled Amortisation Amounts due, if any, on such Funding Issuer's Payment Date immediately succeeding such Distribution Date
                              (in each case determined on the assumption that the Issuer Reserve Requirement, the Issuer
                              Arrears Test and the Subordinated Principal Test
                              (as applicable) are satisfied on such date; that the Controlled Amortisation Amount is the relevant amount as set forth in the tables contained in Schedule 4 to the Current Issuer
                              Cash Management Agreement; and that the proviso appearing at the end of such tables does not apply); and

                        (ii) upon and after the occurrence of an ACA Trigger Event, (x) in respect of each Funding Issuer that is not an ACA Issuer, an amount as set forth in (1)(a)(i) above; and (y) in respect of each ACA Issuer, up to an amount equal to the ACA Limit Amount in respect of such ACA Issuer; and

                  (b)   an amount in respect of each Funding Issuer equal to:

                                                          Current Funding Share             Outstanding Principal
                                                       Percentage as calculated on         Balance on such Funding
                                                        the immediately preceding              Issuer's Funding
                                     Mortgages          Distribution Date (or, in             Intercompany Loan
                                     Trustee     x         the case of the first                 -----------------
                                     Principal         Distribution Date following    x      Aggregate Outstanding
                                     Receipts          the Closing Date in respect           Principal Balance on
                                                        of such Issuer, as of the              all Funding
                                                          relevant Closing Date)            Intercompany Loans

            (2)   to Funding 2 in an amount equal to the lesser of:

                  (a) if Funding 2 has a Repayment Requirement on that Distribution Date, the amount of such Repayment Requirement; and

                  (b) an amount determined by multiplying the total amount of remaining Mortgages Trustee Principal Receipts by the Current Funding 2 Share Percentage of the Trust Property;

      (D) fourth, in no order between them but in proportion to the respective amounts due to Funding and Funding 2, to the extent not already paid pursuant to item (C) above, up to the amounts set forth in item (C)(1)(a) and item (C)(2)(a) above, respectively, provided, that if remaining Mortgages Trustee Principal Receipts are insufficient on such Distribution Date to fully satisfy the amounts set forth in item (C)(1)(a) and item (C)(2)(a) above, then to Funding and Funding 2 pro rata according to their respective Shares of the Trust Property as determined pursuant to this Deed; and

      (E) fifth, if such Distribution Date is not a Seller Share Event Distribution Date, to allocate to the Seller an amount equal to AA
            - BB, where "AA" is the amount of Mortgages Trustee Principal Receipts and "BB" is the amount of such Mortgages Trustee Principal Receipts applied and/or allocated under (A) through (D) above;

      provided that, if an Assignment Date or a Contribution Date has occurred during the Trust Calculation Period immediately preceding that Distribution Date, then the Cash Manager will use (i) the Weighted Average Funding 2 Share Percentage (instead of the Funding 2 Share Percentage) in determining the amount of Mortgages Trustee Principal Receipts to distribute to Funding 2 on that Distribution Date and (ii) the Weighted Average Funding Share Percentage in determining the amount of Mortgages Trustee Principal Receipts to distribute to Funding on that Distribution Date.

PROVIDED THAT in relation to (A) through (E) above the following rules (the "Rules for the application of Mortgages Trustee Principal Receipts") shall apply:

      (1)   (a)   If the Notes of any Funding Issuer have become
                  immediately due and payable as a result of the service of a Note Enforcement Notice or if the Intercompany Loan of any Funding Issuer has (and the other Intercompany Loans of any other Funding Issuers have) become immediately due and payable as a result of the service of an Intercompany Loan
                  Enforcement Notice on Funding, principal payments in respect of the Intercompany Loan of that Funding Issuer may be made in excess of any Controlled Amortisation Amount and paragraph (C)(1)(a) above shall no longer apply in relation to that Funding Issuer and, except following a Non-Asset
                  Trigger Event, the amount of Mortgages Trustee Principal
                  Receipts to be distributed to Funding in respect of that Funding Issuer on that Distribution Date may not exceed the amount determined under paragraph (C)(1)(b) above.

      (2)   (a)   If the Notes of any Funding Issuer have become
                  immediately due and payable as a result of the service of a Note Enforcement Notice or if the Intercompany Loan of any Funding Issuer has (and the other Intercompany Loans of any other Funding Issuers have) become immediately due and payable as a result of the service of an Intercompany Loan
                  Enforcement Notice on Funding, then for the purpose of calculating the amount in respect of that Funding Issuer under paragraph (C)(1)(b) above, that amount may be reduced to the extent of any remaining amounts standing to the credit of the Issuer Reserve Ledger and/or the Issuer
                  Liquidity Reserve Ledger (if any) for that Funding Issuer which are to be utilised on the immediately succeeding
                  Payment Date to repay principal on that Funding Issuer's
                  Intercompany Loan, but only to the extent that those amounts would not otherwise be payable on that Funding Intercompany
                  Loan on that Payment Date.

            (b) If the Notes of any Funding 2 Issuer have become immediately due and payable as a result of the service of an Issuer Enforcement Notice or if the Intercompany Loan of any Funding 2 Issuer has (and the Intercompany Loans of any other Funding 2 Issuers have) become immediately due and payable as a result of the service of an Intercompany Loan Enforcement Notice on Funding 2, then for the purpose of calculating the amount under paragraph (C)(2)(b) above, that amount will be reduced to the extent of any remaining amounts standing to the credit of the Funding 2 Reserve Ledger and/or the Funding 2 Liquidity Reserve Ledger] (if any) which are to be utilised on the immediately succeeding Payment Date to repay principal on that Funding 2 Issuer's Intercompany Loan, but only to the extent that those amounts would not otherwise be payable on any Funding 2 Intercompany Loan on that Payment Date.

      (3)   (a)   The amount of Mortgages Trustee Principal Receipts
                  payable to Funding in respect of each Funding Issuer on a Distribution Date will be reduced in proportion to the aggregate of the Issuer Available Revenue Receipts of that Funding Issuer which are to be applied on the immediately succeeding Payment Date in reduction of deficiencies recorded on the Issuer Principal Deficiency
                  Ledger of that Funding Issuer, but only to the extent that the Funding Issuer Available Revenue Receipts which are to be so applied on that Payment Date would not otherwise be payable as principal on the relevant Notes on that Payment
                  Date.

            (b) The amount of Mortgages Trustee Principal Receipts payable to Funding 2 on a Distribution Date will be reduced in proportion to the aggregate of Mortgages Trustee Available Revenue Receipts allocable to Funding 2 on such Distribution Date which are to be applied on the immediately succeeding Payment Date in reduction of deficiencies recorded on the Funding 2 Principal Deficiency Ledger, but only to the extent that the Mortgages Trustee Available Revenue Receipts which are to be so applied on that Payment Date would not otherwise be payable as principal of the relevant Notes to be paid on that Payment Date.

      (4) For the purpose of determining the Mortgages Trustee Principal Receipts to be distributed to Funding in respect of the amount due on the Intercompany Loan of any Funding Issuer under (B) and (D) above, the Outstanding Principal Balance of that Intercompany Loan shall be deemed to be reduced by the amount of:

            (a) any deficiency recorded on the Issuer Principal Deficiency Ledger of that Issuer as at that Distribution Date, but only to the extent that such deficiency has arisen under a result of (i) Losses on the Mortgage Loans allocated by Funding to that Issuer and/or (ii) the application of Funding Available Principal Receipts to fund the Issuer Liquidity Reserve Fund of that Issuer but not as a result of any other principal deficiency of that Issuer; and

            (b) the Outstanding Principal Balance as at such Distribution Date of any Special Repayment Notes issued by that Issuer

      (5) Funding will not be entitled to receive and the Cash Manager shall procure that Funding does not receive any amount of Mortgages Trustee Principal Receipts from the Mortgages Trustee on a Distribution Date which is not required by Funding to repay principal falling due on any Intercompany Loan on the immediately succeeding Payment Date in order to fund payments of principal falling due on any Notes issued by any Issuer on that Payment Date.

      (6) The Mortgages Trustee will not distribute any Overpayment (other than a Capital Payment) in respect of any Non-Flexible Mortgage Loan until the first Distribution Date following December 31 of the year in which such Overpayment is received; provided that if a Borrower has made an Underpayment of principal in respect of such Non-Flexible Mortgage Loan following the Overpayment then the Mortgages Trustee will distribute principal in an amount up to the amount of such Underpayment (but not exceeding the amount of the Overpayment previously made) on the immediately succeeding Distribution Date.

      (7) On a Seller Share Event Distribution Date, the Cash Manager shall not distribute the remaining Mortgages Trustee Principal Receipts to the Seller and shall deposit all Mortgages Trustee Retained Principal Receipts in the Mortgages Trustee GIC Account and make a corresponding credit to the Mortgages Trustee Principal Ledger.

11.2 Distribution of Mortgages Trustee Principal Receipts on or after the occurrence of an Asset Trigger Event

      On or after the occurrence of an Asset Trigger Event, the Cash Manager (at the direction of the Mortgages Trustee acting on behalf of the Beneficiaries at their direction and with their consent which is hereby given) shall, on each Distribution Date (including, if applicable, any Distribution Date on which an Asset Trigger Event occurs), allocate and distribute all Mortgages Trustee Principal Receipts as follows:

      (a) if the immediately preceding Distribution Date was a Seller Share Event Distribution Date, all of the Mortgages Trustee Retained Principal Receipts to Funding and Funding 2 in no order of priority among them and pro rata in accordance with the Funding Proportion and the Funding 2 Proportion; and then

      (b) among Funding, Funding 2 and the Seller, in no order of priority among them and pro rata according to their respective Shares of the Trust Property until the Funding Share and the Funding 2 Share of the Trust Property are reduced to zero (and, for the avoidance of doubt, such payments may reduce the Seller Share of the Trust Property to an amount less than the Minimum Seller Share). Notwithstanding the foregoing, if an Assignment Date or a Contribution Date has occurred during the Trust Calculation Period immediately preceding any such Distribution Date, the Cash Manager will apply all Mortgages Trustee Principal Receipts remaining after (a) above among Funding, Funding 2 and the Seller in no order of priority between them but in proportion to the Weighted Average Funding Share Percentage, the Weighted Average Funding 2 Share Percentage and the Weighted Average Seller Share Percentage, each in respect of Mortgages Trustee Principal Receipts, for that Distribution Date until the Funding Share and Funding 2 Share of the Trust Property is zero.

11.3 Distribution of Principal Receipts on or after the occurrence of a Non-Asset Trigger Event

      On or after the occurrence of a Non-Asset Trigger Event and until the occurrence of an Asset Trigger Event, the Cash Manager (at the direction of the Mortgages Trustee acting on behalf of the Beneficiaries at their direction and with their consent which is hereby given) shall, on each Distribution Date (including, if applicable, any Distribution Date on which a Non-Asset Trigger Event occurs), apply all Mortgages Trustee Principal Receipts to Funding and Funding 2 in no order of priority among them and pro rata in accordance with the Funding Proportion and the Funding 2 Proportion until the Funding Share and the Funding 2 Share of the Trust Property have been reduced to zero and shall thereafter, on each Distribution Date, apply all Mortgages Trustee Principal Receipts to the Seller.

12.   Allocation of Losses

12.1 Subject as provided otherwise herein (including Clause 8.5 (Adjustments to Trust Property) of this Deed), all Losses sustained on the Mortgage Loans (other than any Personal Secured Loans) during a Trust Calculation Period shall be applied in reducing pro rata the Funding Share of the Trust Property, the Funding 2 Share of the Trust Property and the Seller Share of the Trust Property on the Distribution Date immediately succeeding such Trust Calculation Period by multiplying the Losses sustained in the relevant Trust Calculation Period by the Funding Share Percentage and the Funding 2 Share Percentage, respectively, (in each case as calculated on the Distribution Date immediately preceding such Trust Calculation Period) until the Funding Share of the Trust Property and the Funding 2 Share of the Trust Property are both zero, PROVIDED THAT if during the Trust Calculation Period immediately preceding a Distribution Date the Seller has sold and assigned New Mortgage Loans to the Mortgages Trustee or if Funding or Funding 2 made a Further Contribution to the Mortgages Trustee to increase the Funding Share or the Funding 2 Share of the Trust Property, such Losses shall be multiplied by the Weighted Average Funding Share Percentage and the Weighted Average Funding 2 Share Percentage, as applicable (in each case as calculated on such Distribution Date pursuant to Clause 8.3(A)(3) or 8.3(B)(3) above) rather than the Funding Share Percentage and/or the Funding 2 Share Percentage. The remainder of such Losses shall be allocated to the Seller.

12.2 All losses sustained during a Trust Calculation Period on Personal Secured Loans forming part of the Trust Property shall be applied first to reduce the Seller Share of the Trust Property (including, for the avoidance of doubt, that portion of the Seller Share which represents the Minimum Seller Share) on the Distribution Date immediately succeeding such Trust Calculation Period until the Seller Share is zero and thereafter shall be applied to reduce the Funding Share and the Funding 2 Share of the Trust Property on a pro rata basis in accordance with the Funding Proportion and the Funding 2 Proportion.

13.   Overpayments

13.1  Non-Flexible Mortgage Loans

      The Mortgages Trustee shall not distribute to the Beneficiaries any Overpayment in respect of any Non-Flexible Mortgage Loan which does not constitute a Capital Payment until the first Distribution Date following 31st December of the year in which such Overpayment is received, save to the extent that any such Overpayment by a Borrower is applied in reduction of an Underpayment by such Borrower in respect of such Mortgage Loan prior to such date. Any such Overpayment shall be retained in the Mortgages Trustee GIC Account and the Cash Manager will maintain a separate ledger to record its receipt and subsequent payment from time to time. Where any such Overpayment has been made in error the Cash Manager and/or the Administrator will be authorised to refund the amount of such Overpayment to the relevant Borrower at any time prior to 31st December of the year in which such Overpayment was made.

13.2  Flexible Mortgage Loans

      Overpayments in respect of any Flexible Mortgage Loan (including the amount of any Together Connections Benefit applied to the related Together Connections Mortgage Loans or any Connections Benefit applied to the related Connections Mortgage Loans) will not be retained in the Mortgages Trustee GIC Account but will be distributed to the Beneficiaries on the immediately succeeding Distribution Date as Principal Receipts.

14.   Arrears

      The aggregate Current Balance of the Mortgage Loans in the Mortgages Trust will be increased at any time by the amount in which the Mortgage Loans that have been sold and assigned to the Mortgages Trustee are in arrears and those arrears have been capitalised. Such increase shall be allocated to the Beneficiaries at any time in proportion to their respective percentage shares in the Trust Property as determined in respect of the Trust Calculation Period or Interim Calculation Period, as the case may be, in which the arrears occur.

15.   Ledgers

      The Mortgages Trustee shall maintain, or shall procure that the Cash Manager shall maintain, the following Mortgages Trustee Ledgers:

      (a) the Principal Ledger, which shall record (i) all receipts of Principal Receipts and distribution of the same to Funding, Funding 2 and the Seller and (ii) any Mortgages Trustee Retained Principal Receipts;

      (b) the Revenue Ledger, which shall record all receipts of Revenue Receipts and distribution of the same in accordance with this Deed;

      (c) the Losses Ledger, which shall record Losses in relation to the Mortgage Loans;

      (d) the Funding Share/Funding 2 Share/Seller Share Ledger which shall record the Funding Share, the Funding 2 Share and the Seller Share of the Trust Property, and the Funding Share Percentage, the Funding 2 Share Percentage and the Seller Share Percentage;

      (e) the Overpayments Ledger; which shall be divided into sub ledgers to record (i) Overpayments on Non-Flexible Mortgage Loans received into and paid out of the Mortgages Trustee GIC Account from time to time and (ii) Overpayments on Flexible Mortgage Loans;

      (f) the Non-Flexible Underpayments Ledger; which shall record Underpayments on Non-Flexible Mortgage Loans from time to time;

      (g) the Re-Draw Ledger, which shall be divided into sub ledgers to record (i) Cash Re-Draws made in respect of Flexible Mortgage Loans and (ii) Non-Cash Re-Draws made in respect of Flexible Mortgage Loans;

      (h) the Contributions Ledger, which will be divided into sub ledgers to record (i) the making by Funding of Contributions to the Mortgages Trust, (ii) the making by Funding 2 of Contributions to the Mortgages Trust, (iii) the making by the Seller of Contributions to the Mortgages Trust and the application of such Contributions by the Mortgages Trustee in payment to the Seller of
            (a) amounts of Initial Purchase Price for the sale of any New Mortgage Portfolio which is acquired by the Mortgages Trustee from the Seller under the provisions of the Mortgage Sale Agreement or
            (b) amounts of Deferred Purchase Price in accordance with the Mortgage Sale Agreement or (c) any Special Distribution in accordance with the terms of this Deed and the application of such Contributions by the Mortgages Trustee in payment to Funding of any Special Distribution in accordance with the terms of this Deed; and

      (i) the Further Draw Ledger, which shall record all Further Draws in relation to Personal Secured Loans.

16.   Fees and Expenses of the Mortgages Trustee

16.1  Remuneration

      The Mortgages Trustee shall be entitled to charge and be remunerated for the work undertaken by it as trustee of the trusts created by this Deed. The remuneration shall be on such terms (if any) as the Mortgages Trustee may from time to time agree with the Beneficiaries in writing.

16.2  Expenses and Liabilities

      Each Beneficiary shall indemnify the Mortgages Trustee from time to time with such regularity as is reasonably agreed between the parties, in respect of the Funding Share, the Funding 2 Share and the Seller Share, respectively, of the documentable costs, expenses and/or liabilities directly and properly incurred by the Mortgages Trustee in performing its obligations hereunder or otherwise in acting as trustee in accordance with the terms of this Deed and the other Transaction Documents to which the Mortgages Trustee is a party inclusive (if applicable) of any amounts in respect of Irrecoverable VAT incurred in respect of such costs and expenses.

17.   BENEFICIARY Directions

17.1  Administration Agreement and Cash Management Agreement

      On the Initial Closing Date the Mortgages Trustee shall enter into the Administration Agreement and the Cash Management Agreement.

17.2  Directions from Beneficiaries

      Subject to Clause 17.3 (No Breach) below and to any agreement between the Beneficiaries, the Mortgages Trustee covenants with the Beneficiaries that the Mortgages Trustee shall take all necessary steps and do everything which the Funding Beneficiaries and the Seller (acting together) may reasonably request or direct it to do in order to give effect to the terms of this Deed or the other Transaction Documents to which the Mortgages Trustee is a party; provided that at any time after the Funding

      Share and the Funding 2 Share have both been reduced to zero the Mortgages Trustee shall not be required to act at the direction of the Funding Beneficiaries and the Seller (acting together) and shall instead act in accordance with any direction given solely by the Seller.

17.3  No breach

      Each of Funding, Funding 2 and the Seller covenants with each other and with the Mortgages Trustee that none of them shall direct or request the Mortgages Trustee to do any act or thing which breaches the terms of, or is otherwise expressly dealt with (such that the Mortgages Trustee has no discretion) under any of the Transaction Documents.

17.4  Mortgages Trustee entitled to decline to follow directions

      The Mortgages Trustee shall have the right to decline to follow any such direction if the Mortgages Trustee, being advised by counsel, determines that the proceedings, actions or steps may not be lawfully taken or if the Mortgages Trustee in good faith determines that the proceedings, actions or steps so directed would be illegal or involve it in personal liability

17.5  Mortgages Trustee to provide information

      When the Mortgages Trustee is required to take any proceedings, actions or steps under or in connection with the Transaction Documents for which it requires directions from the Funding Beneficiaries and the Seller, it shall as soon as reasonably practicable, provide sufficient information to the Funding Beneficiaries and the Seller as they may require in order to be able to give such directions.

17.6  Timing of directions

      Where a Beneficiary directs the Mortgages Trustee as to any mater, such Beneficiary shall give written particulars of such direction to the Mortgages Trustee and each other Beneficiary. If the Mortgages Trustee does not receive any directions from such other Beneficiaries in respect of such matter by 10 a.m. on the second London Business Day following receipt by such other Beneficiary of such written notice (in accordance with Clause 34 (Notices), such other Beneficiary shall be deemed to have directed the Mortgages Trustee to follow such direction.

17.7  Controlling Directions

      In the event of any conflict between the directions of the Beneficiaries (including any deemed direction) then each Beneficiary irrevocably agrees that the Controlling Directions shall apply and as such, the Mortgages Trustee is to follow the Controlling Directions as if it were the direction of all Beneficiaries but if there is no Controlling Directions the Mortgages Trustee shall not act.

17.8  No requirement to act

      The Mortgages Trustee will not be bound and shall have no power to take any proceedings, actions or steps under or in connection with any of this Deed or the other Transaction Documents to which it is a party unless:

      (a) it shall have been directed to do so by the Beneficiaries or it is required to do so under any express provision of this Deed or the other Transaction Documents (but subject to Clause 17.2 (Directions from Beneficiaries) in respect of conflict of directions); and

      (b) it shall have been indemnified to its satisfaction against all liabilities, proceedings, claims and demands to which it may be or become liable and all costs, charges and expenses which may be incurred by it in connection therewith and the terms of such indemnity may include the provision of a fighting fund, non-recourse loan or other similar arrangement.

17.9  Covenant of the Mortgages Trustee

      Subject to Clause 17.2 (Directions from Beneficiaries) the Mortgages Trustee covenants with each of the Seller, Funding and Funding 2 to exercise all of its rights arising under or in respect of the Trust Property (including without limitation any rights of enforcement) for the benefit of and on behalf of the Beneficiaries.

17.10 Mortgages Trustee not liable

      Provided that the Mortgages Trustee has complied with the provisions of this Clause 17 (Beneficiary directions), the Mortgages Trustee shall not be liable to the Beneficiaries notwithstanding that the way in which the relevant discretion, trust, power or remedy was exercised by the Mortgages Trustee did not reflect the particular wishes of any Beneficiary.

18.   Early Termination of the Mortgages Trust

      Prior to its termination in accordance with Clause 26 (Termination), provided that all amounts due from Funding to the Funding Secured Creditors have been repaid in full and the Funding Share of the Trust Property has been reduced to zero, and further provided that all amounts due from Funding 2 to the Funding 2 Secured Creditors have been repaid in full and the Funding 2 Share of the Trust Property has been reduced to zero, the Mortgages Trust constituted by this Deed may be terminated at the option of the Seller, following a request in writing by the Seller to the Mortgages Trustee (which shall be copied to Funding, Funding 2 and the Cash Manager) at any time on or after the date on which all of the Intercompany Loans have been repaid in full or there is no further claim under any Intercompany Loan or such other date as may be agreed in writing between the Mortgages Trustee, Funding, Funding 2 and the Seller.

19.   AUdit of Mortgage Loans Constituting the Trust Property

      If the long term, unsecured, unguaranteed and unsubordinated debt obligations of the Seller fall below A3 by Moody's then, if required by Moody's, the Beneficiaries shall appoint a firm of independent auditors (approved by the Rating Agencies) to determine whether the Mortgage Loans and their Related Security (or any part of them) constituting the Trust Property complied with the representations and warranties set out in Schedule 1 (Representations and Warranties) of the Mortgage Sale Agreement as at the date such Mortgage Loans were sold and assigned to the Mortgages Trustee. The costs of such independent auditors shall be borne by the

      Beneficiaries pro rata according to their respective current percentage shares in the Trust Property.

20.   Transfers

20.1  Funding shall not assign

      Subject to the right of Funding to assign by way of security its right, title, benefit and interest in the Trust Property and/or under this Deed to the Security Trustee under the Funding Deed of Charge and subject to the right of the Security Trustee or a Receiver to sell the Funding Share of the Trust Property and/or such right and interest under this Deed following the service on Funding of an Intercompany Loan Enforcement Notice (which right is hereby conferred), Funding covenants with each of the Seller and Funding 2 that it shall not, and shall not purport to, sell, assign, transfer, convey, charge, declare a trust over, create any beneficial interest in, or otherwise dispose of the Funding Share in the Trust Property, or any of Funding's rights, title, interest or benefit in any of the Mortgage Portfolio or the Trust Property.

20.2  Funding 2 shall not assign

      Subject to the right of Funding 2 to assign by way of security its right, title, benefit and interest in the Trust Property and/or under this Deed to the Funding 2 Security Trustee under the Funding 2 Deed of Charge and subject to the right of the Funding 2 Security Trustee or a Receiver to sell the Funding 2 Share of the Trust Property and/or such right and interest under this Deed following the service on Funding 2 of an Intercompany Loan Enforcement Notice (which right is hereby conferred), Funding 2 covenants with each of the Seller and Funding that it shall not, and shall not purport to, sell, assign, transfer, convey, charge, declare a trust over, create any beneficial interest in, or otherwise dispose of the Funding 2 Share in the Trust Property, or any of Funding 2's rights, title, interest or benefit in any of the Mortgage Portfolio or the Trust Property.

20.3  Seller shall not assign

      The Seller covenants with each of Funding and Funding 2 that it shall not, and shall not purport to, sell, assign, transfer, convey, charge, declare a trust over, create any beneficial interest in, or otherwise dispose of the Seller Share in the Trust Property or any of the Seller's rights, title, interest or benefit in the Trust Property, other than pursuant to the Transaction Documents.

21.   Representations and Covenants

21.1  Representations

      On the date hereof, each of the parties to this Deed makes the representations and warranties set out in Schedule 1 (Representation and Warranties) to this Deed to each of the other parties hereto.

21.2  Covenants of the Mortgages Trustee

      Save with the prior written consent of or at the direction of the Beneficiaries or as provided in or envisaged by this Deed and/or the other Transaction Documents, the Mortgages Trustee shall not, so long as it is acting as Mortgages Trustee hereunder:

      (a) Negative Pledge: create or permit to subsist any mortgage, standard security, pledge, lien, charge or other security interest whatsoever (unless arising by operation of law), upon the whole or any part of its assets (including any uncalled capital) or its undertakings (present or future) or (to the extent that it is within the control of the Mortgages Trustee) upon the whole or any part of the Trust Property;

      (b) Disposal: transfer, sell, lend, part with or otherwise dispose of, or deal with, or grant any option or present or future right to acquire any of its assets or undertakings or (to the extent that it is within the control of the Mortgages Trustee) the Trust Property or any interest, estate, right, title or benefit therein or thereto or agree or attempt or purport to do so;

      (c) Equitable Interest: knowingly permit any person other than the Beneficiaries to have any equitable or beneficial interest in any of its assets or undertakings or (to the extent that it is within the control of the Mortgages Trustee) the Trust Property or any interest, estate, right, title or benefit therein;

      (d) Bank Accounts: have an interest in any bank account, other than as set out in the Transaction Documents.

      (e) Restrictions on Activities: carry on any business other than as described in this Deed and the Transaction Documents;

      (f) Borrowings: incur any indebtedness in respect of borrowed money whatsoever or give any guarantee or indemnity in respect of any such indebtedness;

      (g) Merger: consolidate or merge with any other person or convey or transfer its properties or assets substantially or as an entirety to any other person;

      (h) Premises or Employees: have any premises or employees or subsidiaries; or

      (i)   Further shares: issue any further shares;

      (j) United States activities: engage in any activities in the United States (directly or through agents) or derive any income from United States sources as determined under United States income tax principles or hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States tax principles;

      (k) Conduct of affairs: take any management decisions or direct the conduct of its affairs in any Member State of the European Union, including holding any board meetings in any Member State of the European Union.


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


22.   Power to Delegate

22.1  Power to delegate

      Subject to Clause 22.2 (No further appointments), the Mortgages Trustee may (notwithstanding any rule of law or equity to the contrary) delegate (revocably or irrevocably and for a limited or unlimited period of time) the performance of all or any of its obligations and the exercise of all or any of its powers under this Deed or imposed or conferred on it by law or otherwise to any person or body of persons fluctuating in number selected by it and any such delegation may be by power of attorney or in such other manner as the Mortgages Trustee may think fit and may be made upon such terms and conditions (including the power to sub-delegate) as the Mortgages Trustee may think fit.

22.2  No further appointments

      Notwithstanding the provisions of Clause 22.1 (Power to delegate), the Mortgages Trustee shall not appoint any agent, attorney or other delegate having power to act in respect of the Trust Property unless it is directed in writing to do so by the Beneficiaries. The appointment of any agent, attorney or other delegate hereunder above shall terminate immediately upon the occurrence of a Trigger Event.

23.   Power of Investment

      The Mortgages Trustee may invest, and may appoint the Cash Manager to invest on its behalf, any amounts standing to the credit of the Mortgages Trustee Transaction Account in Authorised Investments. Save as expressly provided in this Deed, the Mortgages Trustee Guaranteed Investment Contract and the Bank Account Agreement, the Mortgages Trustee shall have no further or other powers of investment with respect to the Trust Property and (to the extent permitted by applicable law) the Trustee Act 2000 shall not nor shall any other provision relating to trustee powers of investment implied by statute or general law shall apply to the Mortgages Trust.

24.   Other Provisions Regarding the Mortgages Trustee

24.1  No action to impair Trust Property

      Except for actions expressly authorised by this Deed, the Mortgages Trustee shall take no action reasonably likely to impair the interests of the Beneficiaries in any Trust Property now existing or hereafter created or to impair the value of any Mortgage Loan or its Related Security subject to the Mortgages Trust.

24.2  Litigation

      The Mortgages Trustee must not prosecute or defend any legal or other proceedings anywhere in the world (at the cost of the Trust Property) unless it obtains legal or other advice that it is in the interests of the Beneficiaries to do so.

24.3  No Implied Duties


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


      The duties and obligations of the Mortgages Trustee under the Mortgages Trust shall be determined solely by the express provisions of this Deed (but without prejudice to the duties and obligations of the Mortgages Trustee under any of the other Transaction Documents). The Mortgages Trustee shall not be liable under this Deed except for the performance of such duties and obligations as shall be specifically set forth in this Deed. No implied covenants or obligations shall be read into this Deed against the Mortgages Trustee, and the permissible right of the Mortgages Trustee to do things set out in this Deed shall not be construed as a duty.

24.4  No Liability

      Neither the Mortgages Trustee, Funding (in its capacity as a Beneficiary hereunder), Funding 2 (in its capacity as a Beneficiary hereunder) nor the Seller (in its capacity as a Beneficiary hereunder) shall be liable to each other, in the absence of wilful default, gross negligence or breach of the terms of this Deed, in respect of any loss or damage which arises out of the exercise or attempted or purported exercise or failure to exercise any of their respective powers.

24.5  Reliance on Certificates

      The Mortgages Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to the Transaction Documents by the proper party or parties.

24.6  Reliance on Third Parties

      The Mortgages Trustee may, in relation to these presents, act on the opinion or advice of or a certificate or any information obtained from any lawyer, banker, valuer, broker, accountant, financial adviser, securities dealer, merchant bank, computer consultant or other expert in the United Kingdom or elsewhere and shall not, provided that it shall not have acted fraudulently or in breach of any of the provisions of the Transaction Documents, be responsible for any loss occasioned by so acting. Any such opinion, advice, certificate or information may be sent or obtained by letter, telemessage, telex, cable or facsimile device and the Mortgages Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic, provided that such error or lack of authenticity shall not be manifest.

24.7  MIG Policies

      The Mortgages Trustee is not required to maintain any MIG Policy with the then-current insurer and may contract for mortgage indemnity guarantee protection from any insurer then providing MIG insurance policies, subject to prior agreement with the Rating Agencies and confirmation that the then-current ratings by the Rating Agencies (or any of them) of the Notes issued by any Issuer would not be adversely affected.


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


25.   No Retirement of Mortgages Trustee

25.1  No Retirement

      The Mortgages Trustee shall not, and shall not purport to, retire as the trustee of the Mortgages Trust or appoint any additional trustee of the Mortgages Trust and shall have no power to retire or appoint any additional trustee under the Trustee Act 1925 or otherwise.

25.2  No Replacement

      Neither the Seller, Funding nor Funding 2 shall at any time remove or purport to remove and/or replace the Mortgages Trustee as the trustee of the Mortgages Trust.

25.3  No Termination

      Prior to the payment by Funding and Funding 2 of all amounts owing under the Funding Intercompany Loan Agreements and/or the Funding 2 Intercompany Loan Agreements, as applicable, and under the Transaction Documents, neither the Seller, Funding nor Funding 2 shall at any time, except in accordance with the provisions of Clause 18 (Early Termination of the Mortgages Trust) and Clause 26 (Termination), terminate or purport to terminate the Mortgages Trust and, in particular, but without prejudice to the generality of the foregoing, the Seller, Funding and Funding 2 shall not in reliance on their absolute beneficial interests in the Trust Property call for the transfer to them or vesting in them of the legal estate in all or any part of the Trust Property.

26.   Termination

      Subject to Clause 18 (Early Termination of the Mortgages Trust), the Mortgages Trust hereby constituted shall terminate upon the date upon which the Trust Property is zero.

27.   Further Assurances

      The parties agree that they will co-operate fully to do all such further acts and things and execute any further documents as may be necessary or desirable to give full effect to the arrangements contemplated by this Deed.

28.   No Partnership or Agency

      Nothing in this Deed shall be taken to constitute or create a partnership between any of the parties to this Deed or to make or appoint the Seller the agent of Funding (or vice versa) or the agent of Funding 2 (or vice versa) or Funding the agent of Funding 2 (or vice versa).

29.   Calculations

      In the absence of manifest error, any determination or calculation by or on behalf of the Mortgages Trustee in connection with the provisions of this Deed shall be deemed to be conclusive.


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


30.   Confidentiality

30.1  General Obligation of Confidentiality

      Unless otherwise required by applicable law, and subject to Clause 30.2 (Exceptions) below, each of the parties agrees to maintain the confidentiality of this Deed in its communications with third parties and otherwise. None of the parties shall disclose to any person any information relating to the business, finances or other matters of a confidential nature of or relating to any other party to this Deed or any of the Transaction Documents which it may have obtained as a result of having entered into this Deed or otherwise.

30.2  Exceptions

      The provisions of Clause 30.1 (General Obligation of Confidentiality) above shall not apply:

      (a) to the disclosure of any information to any person who is a party to any of the Transaction Documents as expressly permitted by the Transaction Documents;

      (b) to the disclosure of any information which is or becomes public knowledge otherwise than as a result of the wrongful conduct of the recipient;

      (c) to the extent that the recipient is required to disclose the same pursuant to any law or order of any court or pursuant to any direction or requirement (whether or not having the force of law) of any central bank or any governmental or other regulatory or Taxation authority;

      (d) to the disclosure of any information to professional advisers who receive the same under a duty of confidentiality;

      (e) to the disclosure of any information with the consent of the parties hereto;

      (f) to the disclosure to the Rating Agencies or any of them of such information as may be requested by any of them for the purposes of setting or reviewing the rating assigned to the Notes (or any of them), provided that no information which would disclose the identity of a Borrower shall be disclosed to the Rating Agencies or any of them;

      (g) to the disclosure of any information disclosed to a prospective assignee of Funding or Funding 2 (provided that it is disclosed on the basis that the recipient will hold it confidential); or

      (h) to any disclosure for the purposes of collecting in or enforcing the Trust Property or any of it.

31.   Non Petition Covenant; Limited Recourse

31.1  Non Petition Covenant

      Each of the parties hereto hereby agrees that it shall not institute against either Funding, Funding 2 or the Mortgages Trustee any winding-up, administration, insolvency or similar proceedings so long as any sum is outstanding under any Intercompany Loan Agreement of any Issuer or for two years plus one day since the last day on which any such sum was outstanding.

31.2  Limited Recourse

      Each of the parties hereto agrees that:

      (a) in relation to the Mortgages Trustee, any amount payable by the Mortgages Trustee to any other party to this Deed under this Deed not being an amount payable out of the Trust Property in accordance with the terms of this Deed shall only be payable to the extent that on that date the Mortgages Trustee has sufficient funds to pay such amount out of fees paid to it under this Deed; and

      (b)   in relation to Funding:

            (A) only the Security Trustee may enforce the security created in favour of the Security Trustee under the Funding Deed of Charge in accordance with the provisions thereof;

            (B) notwithstanding any other provision of this Deed or any other Transaction Document, no sum due or owing to any party to this Deed from or by Funding under this Deed shall be payable by Funding except to the extent that Funding has sufficient funds available or (following enforcement of the Funding Security) the Security Trustee has realised sufficient funds from the Funding Security to pay such sum subject to and in accordance with the relevant Funding Priority of Payments and provided that all liabilities of Funding required to be paid in priority thereto or pari passu therewith pursuant to such Funding Priority of Payments have been paid, discharged and/or otherwise provided for in full; and

            (C) it shall not take any steps for the purpose of recovering any amount payable by Funding or enforcing any rights arising out of this Deed against Funding otherwise than in accordance with the Funding Deed of Charge.

      (c)   in relation to Funding 2:

            (A) only the Funding 2 Security Trustee may enforce the security created in favour of the Funding 2 Security Trustee under the Funding 2 Deed of Charge in accordance with the provisions thereof;

            (B) notwithstanding any other provision of this Deed or any other Transaction Document, no sum due or owing to any party to this Deed from or by Funding 2 under this Deed shall be payable by Funding 2 except to the extent that Funding 2 has sufficient funds available or (following enforcement of the Funding 2 Security) the Funding 2 Security Trustee has realised sufficient funds from the Funding 2 Security to pay such sum subject to and in accordance with the relevant Funding 2 Priority of Payments and provided that all liabilities of

                  Funding 2 required to be paid in priority thereto or pari passu therewith pursuant to such Funding 2 Priority of Payments have been paid, discharged and/or otherwise provided for in full; and

            (C) it shall not take any steps for the purpose of recovering any amount payable by Funding 2 or enforcing any rights arising out of this Deed against Funding 2 otherwise than in accordance with the Funding 2 Deed of Charge.

31.3  Corporate Obligations

      To the extent permitted by law, no recourse under any obligation, covenant, or agreement of any person contained in this Deed shall be had against any shareholder, officer or director of such person as such, by the enforcement of any assessment or by any legal proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Deed is a corporate obligation of each person expressed to be a party hereto and no personal liability shall attach to or be incurred by the shareholders, officers, agents or directors of such person as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such person contained in this Deed, or implied therefrom, and that any and all personal liability for breaches by such person of any of such obligations, covenants or agreements, either under any applicable law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by each person expressed to be a party hereto as a condition of and consideration for the execution of this Deed.

32.   Amendments and Waiver

32.1  Entire Agreement

      This Deed sets out the entire agreement and understanding between the parties with respect to the subject matter of this Deed superseding all prior oral or written understandings other than the other Transaction Documents.

32.2  Amendments and Waiver

      No amendment or waiver of any provision of this Deed nor consent to any departure by any of the parties therefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto. In the case of a waiver or consent, such waiver or consent shall be effective only in the specific instance and as against the party or parties giving it for the specific purpose for which it is given.

32.3  Rights cumulative

      The respective rights of each of the parties to this Deed are cumulative and may be exercised as often as they consider appropriate. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies in this Deed are cumulative and not exclusive of any remedies provided by law.

33.   Notices

      Any notices or other communication or document to be given or delivered pursuant to this Deed to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or by facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched or (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

      (a) in the case of the Seller, to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

      (b) in the case of the Mortgages Trustee, to Granite Finance Trustees Limited, 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (facsimile number 01534-609333) for the attention of the Company Secretary (with a copy to the Seller in accordance with (a) above);

      (c) in the case of Funding, to Granite Finance Funding Limited 69 Park Lane, Croydon, CR9 1TQ (facsimile number 020 8409 8911) for the attention of the Company Secretary (with a copy to the Seller in accordance with (a) above);

      (d) in the case of the Security Trustee, to The Bank of New York, 48th Floor, One Canada Square, London E14 5AL (facsimile number 020 7964 6399) for the attention of the Global Structured Finance (Corporate Trust);

      (e) in the case of Funding 2, to Granite Finance Funding 2 Limited situated at Fifth Floor, 100 Wood Street, London EC2V 7EX (facsimile number 020 7606 0643) for the attention of The Company Secretary (with a copy to the Seller in accordance with (a) above);

      (f) in the case of the Funding 2 Security Trustee, to The Bank of New York, 48th Floor, One Canada Square, London, E14 5AL (facsimile number 020 7964 6399) for the attention of the Global Structured Finance (Corporate Trust);

      (g) in the case of the Fitch Ratings Ltd, to Fitch Ratings Ltd, Eldon House, 2 Eldon Street, London EC2M 7UA (facsimile number 020 7417
            6262) for the attention of European Structured Finance
            Surveillance;

      (h) in the case of Moody's, to Moody's, 1st Floor, 2 Minster Court, Mincing Lane, London EC3R 7XB (facsimile number 020 7772 5400) for the attention of Head of Monitoring Group, Structured Finance (with a copy to the Seller in accordance with (a) above);

      (i) in the case of Standard & Poor's, to Standard & Poor's, 20 Cannon Square, Canary Wharf, London E14 5LH (facsimile number 020 7826
            3598) for the attention of Structured Finance Surveillance Group (with a copy to the Seller in accordance with (a) above), or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by fifteen days prior written notice in accordance with the provisions of this Clause 33.

34.   Third Party Rights

      A person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

35.   Execution in Counterparts; severability

35.1  Counterparts

      This Deed may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

35.2  Severability

      Where any provision in or obligation under this Deed shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Deed, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

36.   Governing Law and Submission to Jurisdiction

36.1  Governing Law

      This Deed is governed by, and shall be construed in accordance with, English law.

36.2  Submission to Jurisdiction

      Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

36.3  Process Agent

      The Mortgages Trustee irrevocably and unconditionally appoints Mourant & Co. Capital (SPV) Limited at 69 Park Lane, Croydon CR9 1TQ or otherwise at its registered office for the time being as its agent for service of process in England in respect of any proceedings in respect of this Agreement and undertakes that in the event of Mourant & Co. Capital
      (SPV) Limited ceasing so to act it will appoint another person with a registered office in London as its agent for service of process.

36.4  Forum

      Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

                                  SCHEDULE 1
                        REPRESENTATIONS AND WARRANTIES

1.    Status

      It is duly incorporated and registered under the laws of the jurisdiction in which it is incorporated, capable of being sued in its own right and not subject to any immunity from any proceedings, and it has the power to own its property and assets and to carry on its business as it is being conducted.

2.    Powers and authority

      It has the power to enter into, perform and deliver, and has taken all necessary corporate and other action to authorise the execution, delivery and performance by it of each of the Transaction Documents to which it is or will be a party, and each such Transaction Document has been duly executed and delivered by it.

3.    Legal validity

      Each Transaction Document to which it is or will be a party constitutes or when executed in accordance with its terms will constitute its legal, valid and binding obligation.

4.    Non-conflict

      The execution by it of each of the Transaction Documents to which it is a party and the exercise by it of its rights and the performance of its obligations under such Transaction Documents will not:

      (a) conflict with any document which is binding upon it or any of its assets;

      (b)   conflict with its constitutional documents; or

      (c) conflict with any law, regulation, rule or official or judicial order of any government, governmental body or court, domestic or foreign, having jurisdiction over it.

5.    No litigation

      It is not a party to any material litigation, arbitration or administrative proceedings and, to its knowledge, no material litigation, arbitration or administrative proceedings are pending or threatened against it.

6.    Consents and Licences

      All governmental consents, licences and other approvals and authorisations required in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, the Transaction Documents have been obtained or effected (as appropriate) and are in full force and effect.

                                  Definitions

"Beneficiaries" means all of Funding, Funding 2 and the Seller together, as beneficiaries of the Mortgages Trust and "Beneficiary" means any of them;

"Bullet Loan Tranche" means, in relation to Funding 2, any Loan Tranche which is scheduled to be repaid in full on one Payment Date. Bullet Loan Tranches will be deemed to be Pass-through Loan Tranches if:

(a) a date specified in relation to the same in the applicable Loan Tranche Supplement occurs;

(b)   a Trigger Event occurs;

(c) he Issuer Security, in respect of the Funding 2 Issuer which has funded such Bullet Loan Tranche, is enforced;

(d) a Note Acceleration Notice is served in respect of the related Series and Class of Notes; or

(e)   a Step-Up Date (if any) in relation to such Loan Tranche occurs;

"Bullet Repayment Date" means, for any Bullet Loan Tranche, the Payment Date specified as such for such Loan Tranche in the applicable Loan Tranche Supplement.

"Bullet Repayment Loan Amount" means, in relation to Funding 2, the amount required to be repaid on the Bullet Repayment Date in respect of a Bullet Loan Tranche in order to pay such Bullet Loan Tranche in full;

"Cash Accumulation Period" means, in relation to an Original Bullet Loan Tranche, the earliest to occur of :

(a) the commencement of the Anticipated Cash Accumulation Period relating to the relevant Bullet Repayment Loan Amount; and

(b) [six] months prior to the Scheduled Repayment Date of that Original Bullet Loan Tranche; and

ending when Funding 2 has fully repaid that Bullet Repayment Loan Amount.

"Cash Accumulation Requirement" means on a Trust Determination Date:

(a) the outstanding principal amounts in relation to each Bullet Repayment Loan Amount that is within a Cash Accumulation Period;

(b) plus amounts due on the next following Payment Date in items (A), (B) and (C) of the Funding 2 Pre-Enforcement Principal Priority of Payments;

(c) less the amount standing to the credit of the Funding 2 Cash Accumulation Ledger at the last Payment Date (which amount was not to be distributed on that Payment Date to fund the Bullet Repayment Loan Amount of any Loan Tranche);

"Conditions" or "Terms and Conditions" means in relation to any Notes issued by any Issuer, the terms and conditions to be endorsed (or incorporated by reference) on such Notes in the form or substantially in the form scheduled to the Trust Deed entered into by such Issuer with the Note Trustee, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of such Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Contributions" means the consideration in the form of cash provided to the Mortgages Trustee by any Beneficiary in respect of the share of such Beneficiary in the Trust Property under the Mortgages Trust Deed, being any of an Initial Contribution, a Further Contribution or a Deferred Contribution;

"Controlled Amortisation Loan Amount" means, in relation to Funding 2, for any Controlled Amortisation Loan Tranche, on any Payment Date before the occurrence of a Trigger Event or the enforcement of the [Issuer Security in respect of the Funding 2 Issuer which has funded such Controlled Amortisation Loan Tranche] and/or the Funding 2 Security, the maximum aggregate principal amount which may be repaid by Funding 2 to such Issuer on that Payment Date;

"Controlled Amortisation Loan Tranches" means, in relation to Funding 2, any Loan Tranche which by its terms imposes a limit on the amount of principal which may be repaid on such Loan Tranche on any Payment Date. Controlled Amortisation Loan Tranches will be deemed to be Pass-Through Loan Tranches if:

(a) a date specified in relation to the same in the applicable Loan Tranche Supplement occurs;

(b)   a Trigger Event occurs;

(c) the Issuer Security, in respect of the Funding 2 Issuer which has funded such Controlled Amortisation Loan Tranche, is enforced;

(d) a Note Acceleration Notice is served in respect of the related Series and Class of Notes; or

(e)   a Step-Up Date (if any) in relation to such Loan Tranche occurs;

"Controlled Amortisation Requirement" means, in relation to Funding 2, on a Trust Determination Date, the outstanding principal amounts in relation to each Controlled Amortisation Loan Amount which is due on any of the three Payment Dates immediately following such Trust Determination Date;

"Current Funding Share" means the amount of Trust Property beneficially owned by Funding from time to time, as determined in accordance with Clause 8 (Adjustment of Funding Share Percentage, Funding 2 Share Percentage and Seller Share Percentage) of the Mortgages Trust Deed;

"Current Funding 2 Share Percentage" means the percentage share of Funding in the Trust Property from time to time, as determined in accordance with Clause 8 (Adjustment of Funding Share Percentage, Funding 2 Share Percentage and Seller Share Percentage) of the Mortgages Trust Deed;

"Current Funding 2 Share" means the amount of Trust Property beneficially owned by Funding 2 from time to time, as determined in accordance with Clause 8 (Adjustment of Funding Share Percentage, Funding 2 Share Percentage and Seller Share Percentage) of the Mortgages Trust Deed;

"Current Funding Share 2 Percentage" means the percentage share of Funding 2 in the Trust Property from time to time, as determined in accordance with Clause 8 (Adjustment of Funding Share Percentage, Funding 2 Share Percentage and Seller Share Percentage) of the Mortgages Trust Deed;

"Current Seller Share" means the amount of Trust Property beneficially owned by the Seller from time to time, as determined in accordance with Clause 8 (Adjustment of Funding Share Percentage, Funding 2 Share Percentage and Seller Share Percentage) of the Mortgages Trust Deed;

"Current Seller Share Percentage" means the percentage share of the Seller in the Trust Property from time to time as determined in accordance with Clause 8 (Adjustment of Funding Share Percentage, Funding 2 Share Percentage and Seller Share Percentage) of the Mortgages Trust Deed;

"Deferred Contribution" means:

(a) the consideration in the form of cash payable by Funding to the Mortgages Trustee from time to time in respect of the Funding Share of the Trust Property pursuant to and in accordance with the Mortgages Trust Deed and/or the Funding Deed of Charge including, for the avoidance of doubt, the Funding Final Deferred Contribution; and

(b) the consideration in the form of cash payable by Funding 2 to the Mortgages Trustee from time to time in respect of the Funding 2 Share of the Trust Property pursuant to and in accordance with the Mortgages Trust Deed and/or the Funding 2 Deed of Charge including, for the avoidance of doubt, the Funding 2 Final Deferred Contribution, which Contributions will fund the payment to the Seller by the Mortgages Trustee of amounts of Deferred Purchase Price payable by the Mortgages Trustee to the Seller from time to time pursuant to and in accordance with the Mortgage Sale Agreement;

"Deferred Purchase Price" means that portion of the Purchase Price for the sale and assignment of the Initial Mortgage Portfolio or of any New Mortgage Portfolio sold and assigned to the Mortgages Trustee which is not paid to the Seller [on the Initial Closing Date or, in the case of any New Mortgage Portfolio, on the relevant Assignment Date or a Closing Date] and which is to be paid by the Mortgages Trustee to the Seller from time to time from Deferred Contributions received by the Mortgages Trustee from Funding and from Funding 2 and otherwise in accordance with the Mortgage Sale Agreement;

"Distribution Date" means the date on which the Mortgages Trust terminates and the London Business Day as determined by the Cash Manager falling no later than 6 Business Days after each Trust Determination Date;

"Event of Default" means, as the context requires, a Funding Event of Default and/or a Funding 2 Event of Default;

"Final Deferred Contribution" means, as applicable, the Funding Final Deferred Contribution and/or the Funding 2 Final Deferred Contribution;

"Funding Beneficiaries" means Funding and Funding 2, as beneficiaries of the Mortgages Trust and "Funding Beneficiary" means either of them;

"Funding Event of Default" means, as the context requires, any of the following:

(a) in relation to the Notes issued by any Funding Issuer, a Note Event of Default pursuant to the Terms and Conditions of such Notes;

(b) in relation to any Funding Intercompany Loan Agreement, the occurrence of an event of default pursuant to the terms of such Funding Intercompany Loan Agreement;

"Funding Intercompany Loan" means a loan of the net proceeds of any issue of Notes by a Funding Issuer, such loan being advanced to Funding by such Funding Issuer pursuant to the terms of a Funding Intercompany Loan Agreement;

"Funding Intercompany Loan Agreement" means an intercompany loan agreement entered into between Funding and a Funding Issuer in relation to a Funding Intercompany Loan;

"Funding Intercompany Loan Event of Default" means the occurrence of an event of default as specified in Clause 14 (Default) of the Intercompany Loan Terms and Conditions;

"Funding Issuer" means a wholly-owned subsidiary of Funding, which is established to issue Notes and to make a Funding Intercompany Loan to Funding;

"Funding Proportion" means, on a Distribution Date, Assignment Date or Contribution Date, an amount equal to:

                                      A
                                     ---
                                     A+B

      where:

      A  =  the Funding Share on that date; and

      B  =  the Funding 2 Share on that date;

"Funding Share" means, prior to the first Distribution Date, the Initial Funding Share and thereafter means the Current Funding Share;

"Funding 2 Bank Accounts" means the Funding 2 GIC Account and the Funding 2 Transaction Account and each such additional or replacement account in the name of Funding 2 that may be opened with the prior approval of the Funding 2 Security Trustee after the Funding Programme Date;

"Funding 2 Cash Accumulation Ledger" means the ledger on which the Cash Manager will record the amounts accumulated by Funding 2 to pay Bullet Repayment Loan Amounts;

"Funding 2 Deed of Charge" means the deed of charge entered into on or about the Funding Programme Date between Funding 2, the Funding 2 Security Trustee, the Issuer Security

Trustee, Granite Master Issuer plc, the Funding 2 Basis Rate Swap Provider, the Corporate Services Provider, the Account Bank, the Funding 2 GIC Provider, the Mortgages Trustee and the Cash Manager [others] and the Schedules thereto and including each Deed of Accession or Accession Undertaking entered into in connection therewith as may be amended, restated, novated, varied or supplemented from time to time;

"Funding 2 Event of Default" means, as the context requires, any of the following:

(a) in relation to the Notes issued by any Funding 2 Issuer, a Note Event of Default pursuant to the Terms and Conditions of such Notes;

(b) in relation to any Funding 2 Intercompany Loan Agreement, the occurrence of an event of default pursuant to the terms of such Funding 2 Intercompany Loan Agreement;

"Funding 2 Intercompany Loan" means a loan (or the aggregate of a number of separate loans) of the net proceeds of any issue (or all issues) of Notes by a Funding 2 Issuer, such loan(s) being advanced to Funding 2 by such Funding 2 Issuer pursuant to the terms of a Funding 2 Intercompany Loan Agreement;

"Funding 2 Intercompany Loan Agreement" means an intercompany loan agreement entered into between Funding 2 and a Funding 2 Issuer in relation to a Funding 2 Intercompany Loan;

"Funding 2 Intercompany Loan Event of Default" means, in relation to the Global Intercompany Loan Agreement, the occurrence of an event of default specified as such in Clause 15 (Default) of the Global Intercompany Loan Agreement and, in relation to any other Funding 2 Intercompany Loan Agreement, the occurrence of an event of default specified as such in such Funding 2 Intercompany Loan Agreement;

"Funding 2 Issuer" means a wholly-owned subsidiary of Funding 2, which is established to issue Notes and to make a Funding 2 Intercompany Loan to Funding 2;

"Funding 2 Liquidity Reserve Fund" means the liquidity reserve fund which Funding 2 will be required to establish if the long term, unsecured, unsubordinated and unguaranteed debt obligations of the Seller cease to be rated at least A3 by Moody's or A- by Fitch (unless Moody's or Fitch, as applicable, confirms that the then-current ratings of the Notes of any Funding 2 Issuer will not be adversely affected). The Funding 2 Liquidity Reserve Fund, if any, will be funded to the relevant Funding 2 Liquidity Reserve Required Amount;

"Funding 2 Liquidity Reserve Required Amount" means [o];

"Funding 2 Post-Enforcement Priority of Payments" means the rules and the order of priority in which Funding 2 Available Revenue Receipts, Funding 2 Available Principal Receipts and all other monies, income, receipts and recoveries of Funding 2 or the Funding 2 Security Trustee or any Receiver of Funding 2 and the proceeds of enforcement of the Funding 2 Security are to be applied following service of an Intercompany Loan Enforcement Notice or otherwise following an enforcement of the Funding 2 Security as set out in Part [_____] of Schedule [_____] (Funding 2 Priority of Payments) to the Funding 2 Deed of Charge, as the same may be amended, varied or superseded from time to time in accordance with the terms of the Funding 2 Deed of Charge;

"Funding 2 Pre-Enforcement Principal Priority of Payments" means the rules and the order of priority in which Funding 2 Available Principal Receipts will be applied prior to the enforcement of the Funding 2 Security as set out in Part [_____] of Schedule [_____] (Funding 2 Priority of Payments) to the Funding 2 Deed of Charge, as the same may be amended, varied or superseded from time to time in accordance with the terms of the Funding 2 Deed of Charge;

"Funding 2 Pre-Enforcement Revenue Priority of Payments" means the rules and the order of priority in which Funding 2 Available Revenue Receipts will be applied prior to the enforcement of the Funding 2 Security as set out in Part [_____] of Schedule [_____] (Funding 2 Priority of Payments) to the Funding 2 Deed of Charge, as the same may be amended, varied or superseded from time to time in accordance with the terms of the Funding 2 Deed of Charge;

"Funding 2 Priority of Payments" means, as applicable, any of the Funding 2 Pre-Enforcement Revenue Priority of Payments, the Funding 2 Pre-Enforcement Principal Priority of Payments or the Funding 2 Post-Enforcement Priority of Payments;

"Funding Programme Date" means [o];

"Funding 2 Proportion" means, on a Distribution Date, Assignment Date or Contribution Date, an amount equal to:

                                      B
                                     ---
                                     A+B

      where:

      A  =  the Funding Share on that date; and

      B  =  the Funding 2 Share on that date;

"Funding 2 Reserve Fund" means the reserve fund established in the name of Funding 2 on the Funding Programme Date in an amount up to the Funding 2 Reserve Maximum Amount, which prior to enforcement may be allocated to help meet any deficit in Funding Available Revenue Receipts and thereby any deficit recorded on the Funding 2 Principal Deficiency Ledgers and/or utilised to fund expenses in connection with the issuance of Notes by Funding 2 Issuers and/or any deficit in Funding 2 Available Revenue Receipts available for the repayment of Bullet Loan Tranches;

"Funding 2 Secured Creditors" means the Funding 2 Security Trustee (and any Receiver of Funding 2 appointed pursuant to the Funding 2 Deed of Charge), Granite Master Issuer plc, the Corporate Services Provider in relation to Funding 2, the Account Bank, the Funding 2 GIC Provider, the Mortgages Trustee, the [NR] Start-up Loan Provider, the Cash Manager and each New Funding 2 Secured Creditor who accedes to the Funding 2 Deed of Charge from time to time pursuant to a Deed of Accession (including, for the avoidance of doubt, any new Funding 2 Issuer);

"Funding 2 Security" means the security granted by Funding 2 under or pursuant to the Funding 2 Deed of Charge in favour of the Funding 2 Security Trustee for the benefit of the

Funding 2 Secured Creditors or any of them including the security granted by Funding 2 under or pursuant to any Deed of Accession;

"Funding 2 Share" means the Current Funding 2 Share;

"Further Contribution" means the consideration in the form of cash payable to the Mortgages Trustee by any Beneficiary to increase the Funding Share, the Funding 2 Share or, as the case may be, the Seller Share of the Trust Property pursuant to and in accordance with the Mortgages Trust Deed but excluding any Initial Contribution or Deferred Contribution paid by Funding or by Funding 2 to the Mortgages Trustee;

"Issuer" means, as applicable, a Funding Issuer or a Funding 2 Issuer;

"Initial Contribution" the consideration in the form of cash payable by Funding to the Mortgages Trustee in respect of the Funding Share of the Trust Property or by Funding 2 to the Mortgages Trustee in respect of the Funding 2 Share of the Trust Property pursuant to and in accordance with the Mortgages Trust Deed, which Contribution is to fund the payment to the Seller by the Mortgages Trustee of (and is equal to) the Initial Purchase Price in respect of the Initial Mortgage Portfolio or (if any is payable) any New Mortgage Portfolio sold and assigned to the Mortgages Trustee and is to be funded from the proceeds of an Intercompany Loan;

"Initial Funding 2 Share" means the share of Funding 2 in the Trust Property on the Funding 2 Programme Date being an amount equal to (GBP)100;

"Initial Purchase Price" means the sum of (GBP)1,480,000,000 payable by the Mortgages Trustee to the Seller on the Initial Closing Date in consideration of the Seller's sale and assignment to the Mortgages Trustee of the Initial Mortgage Portfolio or the sum agreed to from time to time between the Mortgages Trustee and the Seller and payable by the Mortgages Trustee to the Seller on an Assignment Date in consideration of the Seller's sale and assignment to the Mortgages Trustee of a New Mortgage Portfolio in respect of which any Initial Purchase Price is payable (together with any accrued principal, interest and expenses as at the Initial Closing Date or Assignment Date, as applicable) in accordance with the provisions of the Mortgage Sale Agreement;

"Intercompany Loan Agreements" means the Funding Intercompany Loan Agreements and the Funding 2 Intercompany Loan Agreements and "Intercompany Loan Agreement" means, as applicable, a Funding Intercompany Loan Agreement or the Funding 2 Global Intercompany Loan Agreement;

"Intercompany Loan Enforcement Notice" means:

(a) an enforcement notice served by the Security Trustee on Funding in relation to the enforcement of the Funding Security following the occurrence of a Funding Intercompany Loan Event of Default; or

(b) an enforcement notice served by the Funding 2 Security Trustee on Funding 2 in relation to the enforcement of the Funding 2 Security following the occurrence of a Funding 2 Intercompany Loan Event of Default;

"Intercompany Loans" means the Funding Intercompany Loans and the Funding 2 Global Intercompany Loan and "Intercompany Loan" means, as applicable, a Funding Intercompany Loan or a Funding 2 Intercompany Loan;

"Issuer Security" means in relation any Issuer, the security created by such Issuer pursuant to the relevant Issuer Deed of Charge for the benefit of the relevant Issuer Secured Creditors;

"Loan Tranches" means the AAA loan tranches, the AA loan tranches, the A loan tranches, the BBB loan tranches and the BB loan tranches, being the advances made by a Funding 2 Issuer to Funding 2, pursuant to the Funding 2 Intercompany Loan Agreement between such Funding 2 Issuer and Funding 2, each being funded from proceeds received by such Funding 2 Issuer from the issue of a Series and Class of Notes;

"Mortgages Trust" means the bare trust of the Trust Property as to both capital and income, held by the Mortgages Trustee on trust absolutely for Funding (as to the Funding Share), Funding 2 (as to the Funding 2 Share) and the Seller (as to the Seller Share) pursuant to the Mortgages Trust Deed so that each Beneficiary has an undivided beneficial interest therein;

"Pass-Through Loan Tranche" means, in relation to Funding 2, a Loan Tranche which has no specified repayment dates other than the Final Repayment Date. If a date specified in relation to a Bullet Loan Tranche, a Scheduled Repayment Loan Tranche or a Controlled Amortisation Loan Tranches in the applicable Loan Tranche Supplement occurs or a Trigger Event occurs or the Funding 2 Security is enforced or a Note Acceleration Notice is served in respect of the related Series and Class of Notes or a Step-Up Date (if any) in relation to such Loan Tranche occurs, then that Loan Tranche will be deemed to be Pass-Through Loan Tranches;

"Pass-Through Requirement" means, on any trust determination date, the lesser of:

(a) the aggregate of the Outstanding Principal Balance of each Pass-Through Loan Tranche which has become due; and

(b)   the greater of:

      (i)   the product of:

            (A) the Funding 2 Share Percentage as at the start of the immediately preceding Trust Calculation Period (provided that if an Assignment date or a Contribution date has occurred during such Trust Calculation Period then the Weighted Average Funding 2 Share Percentage will be used);

            (B) the aggregate amount of Principal Receipts received by the Mortgages Trustee during the immediately preceding trust Calculation Period; and

            (C) the Outstanding Principal Balance of the Pass-Through Loan Tranches which are due (in the case of Rule (2)) or the Pass-Through Loan Tranches related to the Series and Class of Notes in respect of which a Note Acceleration Notice has been served (in the case of Rule (3)), each as of the most recent Payment Date, divided by the aggregate Outstanding Principal Balance of the Global Intercompany Loan of the most recent Payment Date; and

      (ii)  the product of:

            (A) the Funding 2 Share Percentage as at the start of the immediately preceding Trust Calculation Period (provided that if an Assignment Date or a Contribution Date has occurred during such Trust Calculation Period then the Weighted Average Funding 2 Share Percentage will be used);

            (B) the aggregate amount of Principal Receipts received by the Mortgages Trustee during the immediately preceding Trust Calculation Period;

            less

            (C) the sum of the Cash Accumulation Requirement, the Scheduled Amortisation Requirement and the Controlled Amortisation Requirement as calculated for this Distribution Date as described above;

"Repayment Requirement" means, on any Trust Determination Date, the amount, if any, equal to the sum of:

(a)   the Cash Accumulation Requirement;

(b)   the Controlled Amortisation Requirement;

(c)   the Scheduled Repayment Requirement; and

(d)   the Pass-Through Requirement;

"Seller Share" means, prior to the first Distribution Date, the Initial Seller Share and thereafter, shall mean the Current Seller Share;

"Seller Share Assignment Agreement" means the assignment agreement entered into on or before the Funding 2 Programme Date between the Seller, Funding 2, Funding, the Funding Security Trustees, the Mortgages Trustee and the Note Trustees in respect of the existing Issuers;

"Scheduled Repayment Loan Instalment" means that part of a Scheduled Repayment Loan Tranche which is payable on each of the Scheduled Repayment Dates of that Loan Tranche;

"Scheduled Repayment Loan Tranches" means, in relation to Funding 2, any Loan Tranche which is scheduled to be repaid on two or more instalments on Scheduled Repayment Dates. Scheduled Repayment Loan Tranches will be deemed to be Pass-Through Loan Tranches if:

(a) a date specified in relation to the same in the applicable Loan Tranche Supplement occurs;

(b)   a Trigger Event occurs;

(c) he Issuer Security, in respect of the Funding 2 Issuer which has funded such Scheduled Repayment Loan Tranche, is enforced;

(d) a Note Acceleration Notice is served in respect of the related Series and Class of Notes; or

(e)   a Step-Up Date (if any) in relation to such Loan Tranche occurs;

"Scheduled Repayment Requirement" means, on a Trust Determination Date, the outstanding principal amounts in relation to each Scheduled Repayment Loan Instalment which is due and payable on any of the three Payment Dates immediately following such Trust Determination Date;

"Special Distribution" has the meaning given to it in Clause 6.4
(Distribution) of the Mortgages Trust Deed;

                                                                   Exhibit 4.2




                            Dated [o] January 2005
                            ----------------------


                               NORTHERN ROCK PLC
                  as Seller, Cash Manager, and a Beneficiary



                        GRANITE FINANCE FUNDING LIMITED
                         as Funding and a Beneficiary



                       GRANITE FINANCE FUNDING 2 LIMITED
                        as Funding 2 and as Beneficiary



                       GRANITE FINANCE TRUSTEES LIMITED
                             as Mortgages Trustee



                                    - and -



                             THE BANK OF NEW YORK
              as Security Trustee and Funding 2 Security Trustee



                    ---------------------------------------
                             MORTGAGES TRUST DEED
                            TENTH DEED OF AMENDMENT
                    ---------------------------------------



                          SIDLEY AUSTIN BROWN & WOOD
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937

THIS DEED is made on [o] January 2005

BETWEEN:

(1) NORTHERN ROCK PLC (registered number 03273685), a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, in its capacity as Seller, and in its capacity as Cash Manager and in its capacity as a Beneficiary;

(2) GRANITE FINANCE FUNDING LIMITED (registered number 79308), a private limited company incorporated under the laws of Jersey, but acting out of its office established in England (registered overseas company number FC022999 and branch number BR005916) at 69 Park Lane, Croydon CR9 1TQ in its capacity as a Beneficiary;

(3) GRANITE FINANCE FUNDING 2 LIMITED (registered number 5249387) a private limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London, EC2V 7EX in its capacity as a Beneficiary;

(4) GRANITE FINANCE TRUSTEES LIMITED (registered number 79309), a private limited company incorporated under the laws of Jersey whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands in its capacity as the Mortgages Trustee; and

(5) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at One Canada Square, 48th Floor, London E14 5AL United Kingdom, in its capacity as (1) Security Trustee and (2) Funding 2 Security Trustee.

WHEREAS:

(A) On 26 March 2001 (the "Initial Closing Date"), the Mortgages Trustee declared the following trusts in respect of the Trust Property (being on the Initial Closing Date, the sum of (GBP)100 which monies have been received by, are presently beneficially owned by and are held by the Mortgages Trustee or to its order).

(B) On the Initial Closing Date, the Mortgages Trustee (acting as principal and not as agent of any party) agreed, in accordance with the Mortgages Trust Deed dated 26 March 2001 among the parties hereto (the "Mortgages Trust Deed") to hold the Trust Property as bare trustee for Funding and the Seller (each a Beneficiary and together, the "Beneficiaries") upon, with and subject to the trusts, powers and provisions of the Mortgages Trust Deed. The Mortgages Trustee receives amounts arising from the Trust Property and distributes such amounts for the benefit of the Beneficiaries of the Mortgages Trust. It delegates certain tasks in relation to the Mortgages Trust to the Administrator and the Cash Manager.

(C) The Seller carries on the business of, inter alia, originating residential first mortgage loans to individual Borrowers in England, Wales and Scotland and of managing and administering such mortgage loans. The Seller has sold and assigned and intends to sell and assign from time to time portfolios of such mortgage loans to the Mortgages Trustee pursuant to the

      Mortgage Sale Agreement entered into on the Initial Closing Date, which mortgage loans shall be held by the Mortgages Trustee as bare trustee for the Beneficiaries upon, with and subject to the trusts, powers and provisions of the Mortgages Trust Deed.

(D) The parties have agreed to amend and restate the Mortgages Trust Deed (the "First Amended and Restated Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 23 July 2001 (the "First Deed of Amendment and Restatement").

(E) The parties have agreed to amend and restate the First Amended and Restated Mortgages Trust Deed (the "Second Amended and Restated Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 28 September 2001 (the "Second Deed of Amendment and Restatement").

(F) The parties have agreed to amend and restate the Second Amended and Restated Mortgages Trust Deed (the "Third Amended and Restated Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 20 March 2002 (the "Third Deed of Amendment and Restatement").

(G) The parties have agreed to amend and restate the Third Amended Mortgages Trust Deed (the "Fourth Amended Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 23 September 2002 (the "Fourth Deed of Amendment and Restatement").

(H) The parties have agreed to amend and restate the Fourth Amended Mortgages Trust Deed (the "Fifth Amended Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 27 January 2003 (the "Fifth Deed of Amendment and Restatement").

(I) The parties have agreed to amend and restate the Fifth Amended Mortgages Trust Deed (the "Sixth Amended Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 21 May 2003 (the "Sixth Deed of Amendment and Restatement").

(J) The parties have agreed to amend and restate the Sixth Amended Mortgages Trust Deed (the "Seventh Amended Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 24 September 2003 (the "Seventh Deed of Amendment and Restatement").

(K) The parties have agreed to amend and restate the Seventh Amended Mortgages Trust Deed (the "Eighth Amended Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 26 January 2004 (the "Eighth Deed of Amendment and Restatement").

(L) The parties have agreed to amend and restate the Eighth Amended Mortgages Trust Deed (the "Ninth Amended Mortgages Trust Deed") pursuant to the provisions set out in a deed of amendment and restatement dated 26 May 2004 (the "Ninth Deed of Amendment and Restatement").

(M) The parties now wish to amend and restate, and Funding 2 and the Funding 2 Security Trustee wish to become a party to, the Tenth Amended and Restated Mortgages Trust Deed.

(N) With effect from the date hereof, the provisions of the Mortgages Trust Deed, the First Amended and Restated Mortgages Trust Deed, the Second Amended and Restated Mortgages Trust Deed, the Third Amended and Restated Mortgages Trust Deed, the Fourth Amended and Restated Mortgages Trust Deed, the Fifth Amended and Restated Mortgages Trust Deed, the Sixth Amended and Restated Mortgages Trust Deed, the Seventh Amended and Restated Mortgages Trust Deed, the Eighth Amended and Restated Mortgages Trust Deed, the Ninth Amended and Restated Mortgages Trust Deed and this Deed shall be read and construed as one document.


NOW IT IS HEREBY AGREED as follows:

1.    INTERPRETATION

1.1 The provisions of the Programme Master Definitions Schedule signed for the purposes of identification on [o] January 2005 by Sidley Austin Brown & Wood and Allen & Overy LLP (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) is expressly and specifically incorporated into and shall apply to this Deed.

1.2 The Mortgages Trust Deed as amended and restated pursuant to the First Deed of Amendment and Restatement, the Second Deed of Amendment and Restatement, the Third Deed of Amendment and Restatement, the Fourth Deed of Amendment and Restatement, the Fifth Deed of Amendment and Restatement, the Sixth Deed of Amendment and Restatement, the Seventh Deed of Amendment and Restatement, the Eighth Deed of Amendment and Restatement, the Ninth Deed of Amendment and pursuant hereto shall be referred to herein as the "Amended and Restated Mortgages Trust Deed".

1.3 As used in the Amended and Restated Mortgages Trust Deed the terms "Mortgages Trust Deed", "this Mortgages Trust Deed", "Trust Deed", "this Trust Deed", "Deed", "this Deed", "herein", "hereinafter", "hereof", "hereto" and other words of similar import shall mean or refer to the Amended and Restated Mortgages Trust Deed, unless the context otherwise specifically requires.

2.    AMENDMENTS TO THE NINTH AMENDED AND RESTATED MORTGAGES TRUST DEED

      Upon execution of this Deed by the parties hereto, the Ninth Amended and Restated Mortgages Trust Deed shall be and hereby is amended and restated in the form of Appendix I hereto.

3.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

      No person shall have any right to enforce any provision of this Deed or any provision of the Amended and Restated Mortgages Trust Deed under the Contract (Rights of Third Parties)


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


      Act 1999 but this shall not affect any right or remedy of a third party which exists apart from that Act.

4.    Security Trustee AND FUNDING 2 SECURITY TRUSTEE

      The Security Trustee, for the purposes of Clause 15.2 (Negative Covenants) of the Funding Deed of Charge and the Funding 2 Security Trustee for the purposes of Clause 15.2 (Negative Covenants) of the Funding 2 Deed of Charge hereby consents to the amendments to the Ninth Amended and Restated Mortgages Trust Deed and are party to this Deed solely for the purposes of providing such consent.

5.    COUNTERPARTS

      This Deed may be executed in any number of counterparts, and has the same effect as if the signatures and/or seals on the counterparts were on a single copy of this Deed.

6.    GOVERNING LAW

6.1 This Deed is governed by, and shall be construed in accordance with, English law.

6.2 Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

                                EXECUTION PAGE

IN WITNESS WHEREOF this Deed has been executed as a deed and delivered by the parties hereto on the day and year first above written.


Executed by                           By
NORTHERN ROCK PLC                         -------------------------------------
as its deed as follows:                   Duly Authorised Attorney/Signatory
Signed for and on its behalf by
one of its duly authorised            Name
attorneys/signatories                      ------------------------------------


Signature
           --------------------------
           Witness
Full name
           --------------------------
Occupation
           --------------------------
Address
           --------------------------

           --------------------------

           --------------------------

Executed by
GRANITE FINANCE FUNDING LIMITED
as its deed as follows:               By
Signed for and on its behalf by one          ---------------------------------
of its directors and by another of           Director
its directors/its secretary
                                      Name
                                              --------------------------------
                                      By
                                             ---------------------------------
                                             Director/Secretary

                                      Name
                                             ---------------------------------

Executed by
GRANITE FINANCE FUNDING 2 LIMITED
as its deed as follows:               By
Signed for and on its behalf by one          ---------------------------------
of its directors and by another of           Director
its directors/its secretary
                                      Name
                                              --------------------------------
                                      By
                                             ---------------------------------
                                             Director/Secretary

                                      Name
                                             ---------------------------------

Executed by
GRANITE FINANCE TRUSTEES LIMITED
as its deed as follows:               By
Signed for and on its behalf by one          ---------------------------------
of its directors and by another of           Director
its directors/its secretary
                                      Name
                                              --------------------------------
                                      By
                                             ---------------------------------
                                             Director/Secretary

                                      Name
                                             ---------------------------------


Executed by                           By
THE BANK OF NEW YORK                     -------------------------------------
as its deed as follows:                   Duly Authorised Attorney/Signatory
Signed for and on its behalf by
one of its duly authorised            Name
attorneys/signatories                     ------------------------------------

                                  Appendix I
                   Amended and Restated Mortgages Trust Deed


                                      7